Exhibit 99.1

ING U.S.Quarterly Investor Supplement

D e c e m b e r 3 1 , 2 0 1 2

R e v i s e d a s o f M a y 3 0 , 2 0 1 3

Certain information contained in this Quarterly Investor Supplement has been revised as of May 30, 2013, from the version originally published on May 23, 2013. Revised information is identified on pages 6, 16, and 44 of this document.

All financial information is unaudited.

ING U.S.

Table of Contents

Consolidated

Explanatory Note on Non-GAAP Financial Information 3-4

Organizational Chart 5

Key Metrics 6

Return on Capital 7

Baseline Operating Earnings Before Interest, After Income Taxes 8

Consolidated Balance Sheet 9

Consolidated Statement of Operations 10

Ongoing Business Sources of Operating Earnings 11

Consolidated Earnings Before Income Taxes 12

Operating Earnings by Segment 13

Operating Revenues and Operating Earnings by Segment 14

Baseline Operating Earnings by Segment 15

DAC/VOBA Rollforward 16

Capital Structure 17

AUM/AUA 18

Retirement

Sources of Operating Earnings 20

Operating Earnings 21

Account Value 22

Account Value Rollforward 23

Annuity

Sources of Operating Earnings 25

Operating Earnings 26

Annuities Other Metrics 27

AUM Rollforward 28

Investment Management

Sources of Operating Earnings 30

Operating Earnings 31

Key Metrics 32

Account Value Rollforward by Source 33

Account Value by Asset Type 34

Individual Life

Sources of Operating Earnings 36

Operating Earnings 37

Key Metrics 38

Employee Benefits

Sources of Operating Earnings 40

Operating Earnings 41

Key Metrics 42

Corporate

Operating Income (Loss) 44

Closed Blocks

Operating Earnings 46

Variable Annuity Income (Loss) Before Taxes 47

Variable Annuity and Death Benefits 48

Account Value and Other Metrics 49

General Account

Portfolio Composition 51

Portfolio Results 52

Alternative Investment Income 53

Unrealized Gains (Losses) 54

Asset Backed Securities 55

RMBS Securities Summary 56

CMBS and Other Asset-Backed Securities Summary 57

Mortgage Loans on Real Estate 58

US and Foreign Corporate Securities 59

Exposure to European Debt- Fixed Maturities and Equity Securities 60

Additional Information

Adjustments to Operating Earnings by Segment 62

Average Capital and Financial Leverage 63

Operating Revenue by Segment 64

Ongoing Business Non-GAAP to GAAP Reconciliation 65-67

Fixed Maturity Securities—Hannover Life Re Modco Reinsurance 68

Financial Ratings 69

ING U.S.

ING U.S

Explanatory Note on Non-GAAP Financial Information

Operating earnings before income taxes is an internal measure we use to evaluate segment performance. Operating earnings before income taxes does not replace net income (loss) as the GAAP measure of the consolidated results of operations and consists of operating revenues less operating benefits and expenses. Each segment’s operating earnings before income taxes is calculated by adjusting income (loss) before income taxes for the following items:

• Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

• Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

• Income (loss) related to business exited through reinsurance or divestment;

• Income (loss) attributable to noncontrolling interests;

• Income (loss) related to early extinguishment of debt;

• Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

• Immediate recognition of net actuarial gains (losses) related to our pension and other post-employment benefit obligations and gains (losses) from plan amendments and curtailments; and

• Other items, including restructuring expenses (severance, lease write-offs, etc.), integration expenses related to our acquisition of CitiStreet and certain third-party expenses related to the anticipated divestment of the Company by ING Group.

ING U.S.

ING U.S

Explanatory Note on Non-GAAP Financial Information

Adjusted operating earnings is also an internal measure we use to evaluate segment performance. This measure excludes from operating earnings the following items: (1) DAC/VOBA and other intangibles unlocking and (2) investment portfolio restructurings implemented in 2012. DAC/VOBA and other intangibles unlocking can be volatile, so excluding the effect of this can improve period to period comparability. The investment portfolio restructurings in 2012 reduced the run-rate level of investment income, and we believe that such effects are not reflective of the performance of our Ongoing Business.

In addition to book value per share including accumulate other comprehensive income (AOCI), we look at book value per share excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, so book value per share excluding AOCI provides a metric consistent with that view.

Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within operating earnings before income taxes. When we present the adjustments to Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment.

The most directly comparable GAAP measure to operating earnings before income taxes is net income (loss) before income taxes. For a reconciliation of operating earnings before income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document.

Operating revenues is a measure of our segment revenues. We calculate operating revenues by adjusting each segment’s revenue for the following items:

• Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue;

• Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in our nonperformance spread;

Revenues related to businesses exited through reinsurance or divestment;

Revenues attributable to noncontrolling interests;

Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues.

Operating revenues also excludes the revenues of our Closed Block Variable Annuity segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment.

The most directly comparable GAAP measure to operating revenues is total revenues. For a reconciliation of operating revenue to total revenues, please refer to the “Operating Revenues by Segment” page in this document.

We analyze our Ongoing Business performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

• Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

Fee based margin consists primarily of fees earned on AUM, AUA, and transaction based recordkeeping fees.

Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.

ING U.S.

ING U.S.

ING U.S.
Key Metrics

(in millions USD, except for per share data)	Three Months Ended 12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Operating earnings before income taxes - Ongoing Business	228.9	306.4	191.7	263.8	342.6	307.2	350.7	279.1
Operating earnings before income taxes - ING U.S.	209.1	270.6	198.8	239.8	261.7	307.4	300.2	250.3
Net income (loss)	(106.9)	386.8	852.1	(520.8)	(1,722.7)	1,032.6	549.5	243.4
Net income (loss) attributable to noncontrolling interest	(84.2)	20.3	217.7	(15.6)	67.9 R	(8.7) R	183.0 R	(51.3) R
Net income (loss) available to ING U.S. Inc.'s common shareholder	(22.7)	366.5	634.4	(505.2)	(1,790.6) R	1,041.3 R	366.5 R	294.7 R
Ongoing Business operating return on equity [(1)]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Debt to Capital (Excluding AOCI)	27.3%	27.6%	28.6%	30.4%	29.3%	33.7%	35.6%	55.7%
Per Share Data:								
Operating earnings per share	0.59	0.76	0.56	0.68	0.74	0.87	0.85	0.71
Net income (loss) per share	(0.10)	1.59	2.76	(2.20)	(7.79) R	4.53 R	1.59 R	1.28 R
Total ING U.S. Inc. Shareholder's Equity - Excluding AOCI	10,164.2	10,209.0	9,820.3	9,242.9	9,758.9 R	10,101.1 R	9,126.1 R	6,101.6 R
Book value per share (Excluding AOCI)	44.19	44.39	42.70	40.19	42.43 R	43.92 R	39.68 R	26.53 R
Diluted weighted average shares outstanding (in millions)	230.0	230.0	230.0	230.0	230.0	230.0	230.0	230.0

[R] Revised as of May 30, 2013, from version originally published on May 23, 2013.

[(1)] Assumes debt-to-capital ratio of approximately 25% in each year and a weighted average pre-tax interest rate of approximately 5.5% on financial leverage

Page 6 of 69

ING U.S.
Return on Capital

(in millions USD, unless otherwise indicated)	Retirement Solutions: Retirement	Retirement Solutions: Annuities	Investment Management	Insurance Solutions: Individual Life	Insurance Solutions: Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Year Ended December 31, 2012									
Beginning Capital	4,333	2,471	275	2,545	413	10,037	3,452	311	13,800
Ending Capital	4,284	1,949	303	2,858	429	9,823	3,262	888	13,973
Average Capital [(1)]	4,308	2,210	289	2,702	421	9,930	3,357	599	13,886
Adjusted operating earnings before interest and after income taxes	308.1	129.7	86.0	115.7	71.0	710.5	-	39.6	750.1
Operating Return on Capital	**7.2%**	**5.9%**	**29.8%**	**4.3%**	**16.9%**	**7.2%**	**-**	**6.6%**	**5.4%**
Ongoing Business Operating Return on Equity [(2)]						**8.3%**			

(in millions USD, unless otherwise indicated)	Retirement Solutions: Retirement	Retirement Solutions: Annuities	Investment Management	Insurance Solutions: Individual Life	Insurance Solutions: Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Year Ended December 31, 2011									
Beginning Capital	4,087	2,288	336	2,172	408	9,291	3,010	1,076	13,377
Ending Capital	4,333	2,471	275	2,545	413	10,037	3,452	311	13,800
Average Capital [(1)]	4,210	2,380	306	2,359	410	9,665	3,231	693	13,589
Adjusted operating earnings before interest and after income taxes	258.5	79.1	56.9	185.7	54.1	634.3	-	61.5	695.8
Operating Return on Capital	**6.1%**	**3.3%**	**18.6%**	**7.9%**	**13.2%**	**6.6%**	**-**	**8.9%**	**5.1%**
Ongoing Business Operating Return on Equity [(2)]						**7.6%**			

[(1)] Total Company average capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total ING U.S., Inc. shareholder's equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

[(2)] Assumes debt-to-capital ratio of approximately 25% in each year and a weighted average pre-tax interest rate of approximately 5.5% on financial leverage.

Page 7 of 69

ING U.S.

Adjusted Operating Earnings Before Interest, After Income Taxes

(in millions USD, unless otherwise indicated)	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Closed Block	Corporate and Other	Consolidated
Year Ended December 31, 2012	Retirement	Annuities	Management	Individual Life	Employee Benefits		Variable Annuity	Closed Blocks	
Operating earnings before income taxes	448.6	102.2	134.5	196.2	109.4	990.9	-	(72.6)	918.3
Less:									
Interest expense	-	-	-	-	-	-	-	(127.8)	(127.8)
DAC/VOBA and other intangibles unlocking	5.8	(86.2)	-	3.4	-	(77.0)	-	-	(77.0)
Impact of investment portfolio restructuring [1]	(31.2)	(11.2)	2.2	14.8	0.1	(25.3)	-	(5.8)	(31.1)
Adjusted operating earnings before interest	**474.0**	**199.6**	**132.3**	**178.0**	**109.3**	**1,093.2**	**-**	**61.0**	**1,154.2**
Income tax expense [2]	165.9	69.9	46.3	62.3	38.3	382.7	-	21.4	404.1
Adjusted operating earnings before interest and after income taxes	**308.1**	**129.7**	**86.0**	**115.7**	**71.0**	**710.5**	**-**	**39.6**	**750.1**

(in millions USD, unless otherwise indicated)	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Closed Block	Corporate and Other	Consolidated
Year Ended December 31, 2011	Retirement	Annuities	Management	Individual Life	Employee Benefits		Variable Annuity	Closed Blocks	
Operating earnings before income taxes	441.9	387.6	87.5	279.3	83.3	1,279.6	-	(160.0)	1,119.6
Less:									
Interest expense	-	-	-	-	-	-	-	(185.7)	(185.7)
DAC/VOBA and other intangibles unlocking	44.2	266.0	-	(6.4)	-	303.8	-	-	303.8
Reserve increase related to use of SSDMF [3]	-	-	-	-	-	-	-	(68.9)	(68.9)
Adjusted operating earnings before interest	**397.7**	**121.6**	**87.5**	**285.7**	**83.3**	**975.8**	**-**	**94.6**	**1,070.4**
Income tax expense [2]	139.2	42.5	30.6	100.0	29.2	341.5	-	33.1	374.6
Adjusted operating earnings before interest and after income taxes	**258.5**	**79.1**	**56.9**	**185.7**	**54.1**	**634.3**	**-**	**61.5**	**695.8**

(1) Includes the net loss included in operating earnings from the sale of certain alternative investments and investment income associated with assets disposed of during the portfolio restructuring effected during 2012.
(2) Based on an assumed effective tax rate of 35%.
(3) Adjustment to exclude the reserves related to the Social Security Death Master File, an item that we believe not reflective of performance in the period.

Page 8 of 69

ING U.S.
Consolidated Balance Sheet

(in millions USD)	Balances as of							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Assets								
Total investments	95,487.6	95,194.7	95,316.1	90,067.5	92,819.2	91,863.9	86,977.0	86,872.4
Cash and cash equivalents	1,786.8	2,078.7	1,815.3	1,277.0	638.0	1,260.3	1,293.0	764.2
Assets held in separate accounts	97,667.4	96,312.2	92,965.6	97,050.1	88,714.5	84,633.1	97,145.0	98,749.2
Reinsurance recoverable	7,379.3	7,565.9	7,602.7	7,724.8	7,723.4	7,608.2	7,657.8	7,717.9
Short term investments under securities loan agreement and accrued investment income	1,527.5	1,312.8	1,426.0	1,239.5	1,957.6	1,739.2	1,687.9	2,192.6
Deferred policy acquisition costs, Value of business acquired	3,656.3	3,623.8	3,938.2	4,369.5	4,352.3	4,405.9	4,971.4	5,099.9
Goodwill and other intangible assets	348.5	358.9	360.4	372.0	382.5	395.3	411.2	422.2
Other assets [1]	1,575.2	1,582.6	1,704.0	2,084.6	1,809.6	1,753.1	1,583.0	1,554.4
Assets related to consolidated investment entities	6,965.6	6,181.0	6,036.4	5,691.2	5,175.7	5,277.6	4,903.7	4,337.1
Total Assets	**216,394.2**	**214,210.6**	**211,164.7**	**209,876.2**	**203,572.8**	**198,936.6**	**206,630.0**	**207,709.9**
Liabilities								
Future policy benefits and contract owner account balances	86,055.7	86,294.8	87,522.5	87,411.0	88,358.4	86,644.0	84,164.5	84,196.9
Liabilities related to separate accounts	97,667.4	96,312.2	92,965.6	97,050.1	88,714.5	84,633.1	97,145.0	98,749.2
Funds held under reinsurance agreements	1,236.6	1,265.3	1,256.8	1,240.5	1,307.6	1,318.8	1,275.5	1,303.4
Payables under securities loan agreements, including collateral held	1,509.8	1,299.8	1,736.7	832.8	1,781.8	1,222.5	805.0	972.1
Short-term debt	1,064.6	774.9	889.6	1,180.0	1,054.6	3,138.2	3,819.6	5,536.0
Long-term debt	3,171.1	3,642.7	3,543.6	1,343.3	1,343.1	1,284.8	1,784.5	2,784.3
Other liabilities [2]	5,506.0	5,572.0	5,413.3	4,664.3	4,830.1	4,343.4	3,727.2	3,889.9
Liabilities related to consolidated investment entities	4,121.8	3,097.4	2,753.7	2,691.4	2,256.6	2,299.9	1,942.3	1,886.5
Total Liabilities	**200,333.0**	**198,259.1**	**196,081.8**	**196,413.4**	**189,646.7**	**184,884.7**	**194,663.6**	**199,318.3**
Shareholder's Equity								
Common stock	2.3	2.3	2.3	2.3	2.3	2.3	2.3	2.3
Additional paid-in capital	22,917.6	22,897.7	22,886.3	22,871.1	22,865.2	21,555.1	21,541.8	18,829.4
Retained earnings (deficit)	(12,755.7)	(12,691.0)	(13,068.3)	(13,630.5)	(13,108.6)	(11,456.3)	(12,418.0)	(12,730.1)
Total ING U.S. Inc. Shareholder's Equity - Excluding AOCI	**10,164.2**	**10,209.0**	**9,820.3**	**9,242.9**	**9,758.9**	**10,101.1**	**9,126.1**	**6,101.6**
Accumulated other comprehensive income	3,710.7	3,701.5	3,021.5	2,587.0	2,595.0	2,285.3	1,243.4	1,050.4
Total ING U.S. Inc. Shareholder's Equity	**13,874.9**	**13,910.5**	**12,841.8**	**11,829.9**	**12,353.9**	**12,386.4**	**10,369.5**	**7,152.0**
Noncontrolling interest	2,186.3	2,041.0	2,241.1	1,632.9	1,572.2	1,665.5	1,596.9	1,239.6
Total Shareholder's Equity	16,061.2	15,951.5	15,082.9	13,462.8	13,926.1	14,051.9	11,966.4	8,391.6
Total Liabilities and Shareholder Equity	**216,394.2**	**214,210.6**	**211,164.7**	**209,876.2**	**203,572.8**	**198,936.6**	**206,630.0**	**207,709.9**

[1] Includes Other assets and Sales inducements to contract holders

[2] Includes Other liabilities, Derivatives, Pension and other post-employment provisions, Current income taxes, and Deferred income taxes

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ING U.S.
Consolidated Statement of Operations

	Three Months Ended							
(in millions USD)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Revenues								
Net investment income	1,055.4	1,226.2	1,138.9	1,277.4	1,212.4	1,222.4	1,249.1	1,284.9
Fee income	890.6	872.9	862.9	889.0	882.5	907.6	911.8	901.6
Premiums	471.2	453.5	474.8	461.6	449.4	438.6	438.9	443.1
Net realized gains (losses)	(384.2)	(132.4)	485.7	(1,249.9)	(1,839.4)	858.9	(84.7)	(466.2)
Income (loss) related to consolidated investment entities	79.0	46.9	299.1	18.2	47.0	92.8	369.9	(30.1)
Other revenues	91.8	97.2	100.5	89.0	108.7	102.3	104.4	112.9
Total revenues	**2,203.8**	**2,564.3**	**3,361.9**	**1,485.3**	**860.6**	**3,622.6**	**2,989.4**	**2,246.2**
Benefits and expenses								
Interest credited and other benefits to contract owners/policyholders	(1,225.3)	(1,106.5)	(1,511.6)	(1,018.2)	(1,344.8)	(1,862.9)	(1,319.1)	(1,215.2)
Operating expenses	(824.1)	(858.9)	(712.6)	(759.4)	(898.6)	(714.6)	(736.5)	(681.1)
Net amortization of DAC/VOBA	(182.4)	(150.0)	(216.2)	(173.7)	17.6	(112.9)	(161.4)	(130.3)
Interest expense	(44.7)	(46.6)	(38.1)	(24.3)	(30.5)	(29.7)	(38.9)	(40.2)
Operating expenses related to consolidated investment entities	(35.4)	(28.4)	(30.3)	(22.6)	(36.9)	(47.3)	(40.8)	(16.9)
Total benefits and expenses	**(2,311.9)**	**(2,190.4)**	**(2,508.8)**	**(1,998.2)**	**(2,293.2)**	**(2,767.4)**	**(2,296.7)**	**(2,083.7)**
Income (loss) before income taxes	**(108.1)**	**373.9**	**853.1**	**(512.9)**	**(1,432.6)**	**855.2**	**692.7**	**162.5**

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ING U.S.

Ongoing Business Sources of Operating Earnings

Three Months Ended

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Sources of operating earnings before income

taxes:

Investment spread and other investment income 342.4 371.8 329.0 385.8 212.6 359.5 426.8 342.7

Fee based margin 350.0 336.0 320.8 330.7 314.9 322.8 330.3 330.0

Net underwriting gain (loss) and other revenue 222.1 214.1 178.6 180.0 196.4 204.0 225.7 199.3

Administrative expenses(422.0)(410.7)(414.7)(421.8)(419.9)(414.3)(432.1)(425.6)

Trail commissions(63.3)(61.2)(59.5)(65.0)(59.3)(54.9)(55.6)(62.8)

DAC/VOBA and other intangibles amortization,

excluding unlocking(151.6)(150.0)(148.7)(124.9)(89.3)(164.9)(178.1)(132.4)

DAC/VOBA and other intangibles unlocking(48.7) 6.4(13.8)(20.9) 187.2 55.0 33.7 27.9

Operating earnings before income taxes 228.9 306.4 191.7 263.8 342.6 307.2 350.7 279.1

ING U.S.

ING U.S.
Adjusted Operating Earnings by Segment

(in millions USD)	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Operating Earnings								
Retirement	108.2	145.4	71.1	123.9	70.0	97.8	148.6	125.5
Annuities	6.3	32.6	26.9	36.4	199.8	84.5	63.9	39.4
Total Retirement Solutions	114.5	178.0	98.0	160.3	269.8	182.3	212.5	164.9
Investment Management	31.2	39.1	31.2	33.0	13.1	22.7	26.4	25.3
Individual Life	54.6	53.2	33.4	55.0	38.7	84.1	80.9	75.6
Employee Benefits	28.6	36.1	29.1	15.6	21.0	18.1	30.9	13.3
Total Insurance Solutions	83.2	89.3	62.5	70.6	59.7	102.2	111.8	88.9
Ongoing Business	**228.9**	**306.4**	**191.7**	**263.9**	**342.6**	**307.2**	**350.7**	**279.1**
Corporate	(43.6)	(57.6)	(32.7)	(48.4)	(96.0)	(20.8)	(69.1)	(44.3)
Total Closed Blocks	23.8	21.8	39.8	24.3	15.1	21.0	18.5	15.5
Total operating earnings before income taxes	**209.1**	**270.6**	**198.8**	**239.8**	**261.7**	**307.4**	**300.1**	**250.3**
Adjustments to operating earnings								
Retirement	(8.9)	14.9	(55.1)	23.6	28.5	(17.2)	15.8	17.1
Annuities	(44.4)	(13.2)	(27.1)	(12.7)	177.9	53.3	22.2	12.7
Total Retirement Solutions	(53.3)	1.7	(82.2)	10.9	206.4	36.1	38.0	29.8
Investment Management	-	-	2.2	-	-	-	-	-
Individual Life	4.6	8.6	(3.3)	8.3	(18.9)	18.7	(4.3)	(1.9)
Employee Benefits	-	0.6	(3.8)	3.3	-	-	-	-
Total Insurance Solutions	4.6	9.2	(7.1)	11.6	(18.9)	18.7	(4.3)	(1.9)
Ongoing Business	**(48.7)**	**10.9**	**(87.1)**	**22.5**	**187.5**	**54.8**	**33.7**	**27.9**
Corporate	(39.2)	(39.8)	(32.1)	(16.7)	(90.1)	(24.6)	(68.9)	(71.0)
Total Closed Blocks	-	-	(10.1)	4.3	-	-	-	-
Total adjustments to operating earnings	**(87.9)**	**(28.9)**	**(129.3)**	**10.1**	**97.4**	**30.2**	**(35.2)**	**(43.1)**
Adjusted Operating Earnings								
Retirement	117.1	130.5	126.2	100.3	41.5	115.0	132.8	108.4
Annuities	50.7	45.8	54.0	49.1	21.9	31.2	41.7	26.7
Total Retirement Solutions	167.8	176.3	180.2	149.4	63.4	146.2	174.5	135.1
Investment Management	31.2	39.1	29.0	33.0	13.1	22.7	26.4	25.3
Individual Life	50.0	44.6	36.7	46.7	57.6	65.4	85.2	77.5
Employee Benefits	28.6	35.5	32.9	12.3	21.0	18.1	30.9	13.3
Total Insurance Solutions	78.6	80.1	69.6	59.0	78.6	83.5	116.1	90.8
Ongoing Business	**277.6**	**295.5**	**278.8**	**241.4**	**155.1**	**252.4**	**317.0**	**251.2**
Corporate	(4.4)	(17.8)	(0.6)	(31.7)	(5.9)	3.8	(0.2)	26.7
Total Closed Blocks	23.8	21.8	49.9	20.0	15.1	21.0	18.5	15.5
Total adjusted operating earnings before interest and income taxes	**297.0**	**299.5**	**328.1**	**229.7**	**164.3**	**277.2**	**335.3**	**293.4**

Page 15 of 69

ING U.S.Quarterly Investor Supplement

D e c e m b e r 3 1 , 2 0 1 2

R e v i s e d a s o f M a y 3 0 , 2 0 1 3

Certain information contained in this Quarterly Investor Supplement has been revised as of May 30, 2013, from the version originally published on May 23, 2013. Revised information is identified on pages 6, 16, and 44 of this document.

All financial information is unaudited.

ING U.S.

DAC/VOBA Segment Trends

Three Months Ended

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Retirement

Balance as of beginning-of-period 667.6 849.5 949.6 987.2 1,061.5 1,280.2 1,379.0 1,378.7

Deferrals of commissions and expenses 34.6 32.8 30.1 30.5 36.3 33.2 30.0 28.0

Amortization:

Operating (35.7) (43.1) (44.3) (37.6) (29.0) (33.5) (54.0) (38.8)

Non-Operating (7.6) (7.3) (33.3) (36.9) (10.1) 14.9 (30.7) (23.2)

Unlocking:

Operating (8.9) 15.9 (5.1) 3.8 28.5 (17.2) 15.8 17.1

Non-Operating 19.0 24.2 16.1 20.6 (14.3) 14.3 5.9 4.8

Change in unrealized gains/losses 43.4 (204.4) (63.7) (18.0) (85.7) (230.4) (65.8) 12.4

Balance as of End-of-Period 712.4 667.6 849.5 949.6 987.2 1,061.5 1,280.2 1,379.0

Annuities

Balance as of beginning-of-period 295.8 418.5 496.9 606.6 337.8 301.8 319.0 307.0

Deferrals of commissions and expenses 22.2 24.1 27.0 23.7 24.5 27.0 37.0 33.3

Amortization:

Operating (43.9) (31.7) (42.2) (21.4) (45.3) (48.6) (50.0) (35.2)

Non-Operating 4.5 (31.4) (20.4) (7.7) 24.1 8.7 8.5 6.6

Unlocking:

Operating (44.4) (12.9) (8.6) (20.3) 177.9 53.3 22.2 12.7

Non-Operating 1.8 6.7 4.3 (1.4) 7.2 5.1 6.0 1.8

Change in unrealized gains/losses 24.7 (77.5) (38.6) (82.5) 80.4 (9.5) (40.8) (7.3)

Balance as of End-of-Period 260.7 295.8 418.5 496.9 606.6 337.8 301.8 319.0

Individual Life

Balance as of beginning-of-period 2,067.4 2,088.1 2,240.7 2,067.8 2,330.4 2,695.7 2,694.5 2,633.6

Deferrals of commissions and expenses 69.6 81.4 98.5 95.5 96.3 81.2 95.9 90.0

Amortization:

Operating (57.2) (60.2) (47.4) (47.6) (29.0) R (99.1) R (63.7) R (46.5) R

Non-Operating (0.6) (65.0) (11.4) (2.2) (0.2) (10.0) (9.4) (0.7)

Unlocking:

Operating 9.8 43.5 (0.3) (3.0) (88.0) 19.5 11.2 R (3.5)

Non-Operating (0.3) 30.3 1.9 (1.6) (12.9) 4.1 1.0 (1.3)

Change in unrealized gains/losses 38.8 (50.6) (193.9) 131.8 (228.8) R (360.8) R (33.9) R 23.0 R

Balance as of End-of-Period 2,127.6 2,067.4 2,088.1 2,240.7 2,067.8 2,330.4 2,695.7 2,694.5

Other (1)

Balance as of beginning-of-period 100.6 102.4 106.4 104.3 98.6 97.6 96.3 93.8

Deferrals of commissions and expenses 5.3 5.2 6.0 5.2 4.7 R 5.8 R 6.0 R 6.4 R

Amortization:

Operating (3.4) (5.8) (8.7) (2.7) 3.2 R (2.5) R (4.8) R (4.5) R

Non-Operating - - - - - - - -

Unlocking:

Operating - - - - - - - -

Non-Operating - - - - - - - -

Change in unrealized gains/losses - (1.2) (1.3) (0.4) (2.2) R (2.4) R - R 0.6 R

Balance as of End-of-Period 102.6 100.6 102.4 106.4 104.3 98.5 97.5 96.3

Closed Block Variable Annuity

Balance as of beginning-of-period 492.3 479.8 575.8 586.4 577.7 596.1 611.2 625.3

Deferrals of commissions and expenses 4.0 3.3 4.2 4.3 3.3 3.5 4.5 5.3

Amortization:

Operating - - - - - - - -

Non-Operating (14.8) (15.4) (14.7) (15.2) (18.7) R (18.5) R (19.7) R (19.6)

Unlocking:

Operating - - - - - - - -

Non-Operating 0.2 2.9 (1.6) 0.2 24.2 (3.4) 0.2 0.2

Change in unrealized gains/losses (28.7) 21.7 (83.8) - - R - R - R -

Balance as of End-of-Period 453.0 492.3 479.8 575.8 586.4 577.7 596.1 611.2

Total US

Balance as of beginning-of-period 3,623.8 3,938.2 4,369.5 4,352.3 4,405.9 4,971.4 5,099.9 5,038.4

Deferrals of commissions and expenses 135.8 146.8 165.8 159.2 165.1 R 150.7 R 173.4 R 163.0 R

Amortization:

Operating (140.2) (140.8) (142.6) (109.3) (100.1) R (183.7) R (172.5) R (125.0) R

Non-Operating (18.5) (119.1) (79.8) (62.0) (4.9) R (4.9) R (51.3) R (36.9)

Unlocking:

Operating (43.5) 46.5 (14.0) (19.5) 118.4 55.6 49.2 R 26.3

Non-Operating 20.7 64.1 20.7 17.8 4.2 20.1 13.1 5.5

Change in unrealized gains/losses 78.2 (311.9) (381.3) 31.0 (236.3) R (603.1) R (140.5) R 28.7 R

Balance as of End-of-Period 3,656.3 3,623.8 3,938.2 4,369.5 4,352.3 4,405.9 4,971.4 5,099.9

R Revised as of May 30, 2013, from version originally published on May 23, 2013.

(1) Employee Benefits, Asset Management, Other Closed Blocks

ING U.S.
Consolidated Capital Structure

(in millions USD)	Balances as of 12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Financial Debt								
Commercial paper	192.0	299.2	589.6	680.0	554.6	785.5	1,334.2	1,255.2
Senior bonds	1,500.3	1,500.1	650.3	650.0	649.9	649.5	649.2	649.0
Loans from ING Verzekeringen N.V.	500.0	500.0	500.0	500.0	500.0	1,783.0	1,283.0	3,978.0
Loans from consolidated subs	261.1	164.0	189.0	2,208.3	2,331.9	1,911.4	1,779.0	1,798.1
Bank revolver	-	0.0	500.0	-	-	-	-	-
Bank term loan	1,350.0	1,425.0	1,500.0	-	-	-	-	-
Other debt	4.9	4.9	4.9	4.9	4.9	4.9	4.9	4.9
Total Debt	**3,808.3**	**3,893.2**	**3,933.8**	**4,043.2**	**4,041.3**	**5,134.3**	**5,050.3**	**7,685.2**
Equity								
Total common equity	10,164.2	10,209.0	9,820.3	9,242.9	9,758.9	10,101.1	9,126.1	6,101.6
Accumulated other comprehensive income (AOCI)	3,710.7	3,701.5	3,021.5	2,587.0	2,595.0	2,285.3	1,243.4	1,050.4
Total ING U.S. Inc. Shareholder's Equity	**13,874.9**	**13,910.5**	**12,841.8**	**11,829.9**	**12,353.9**	**12,386.4**	**10,369.5**	**7,152.0**
Total Equity (Excluding AOCI)	**10,164.2**	**10,209.0**	**9,820.3**	**9,242.9**	**9,758.9**	**10,101.1**	**9,126.1**	**6,101.6**
Capital								
Total Capitalization	**17,683.2**	**17,803.7**	**16,775.6**	**15,873.1**	**16,395.2**	**17,520.7**	**15,419.8**	**14,837.2**
Total Capitalization (Excluding AOCI)	**13,972.5**	**14,102.2**	**13,754.1**	**13,286.1**	**13,800.2**	**15,235.4**	**14,176.4**	**13,786.8**
Debt to Capital								
Debt to Capital	**21.5%**	**21.9%**	**23.4%**	**25.5%**	**24.6%**	**29.3%**	**32.8%**	**51.8%**
Debt to Capital (Excluding AOCI)	**27.3%**	**27.6%**	**28.6%**	**30.4%**	**29.3%**	**33.7%**	**35.6%**	**55.7%**

Page 17 of 69

ING U.S.
Consolidated Assets Under Management/Assets Under Administration

(in millions USD)

Balances as of December 31, 2012	General Account	Separate Account	Institutional/ Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration	Total AUM + AUA
Retirement [1]	27,222.6	49,425.4	13,823.2	90,471.2	213,675.5	304,146.7
Annuities [2]	22,915.8	751.7	2,433.6	26,101.1	-	26,101.1
Retirement Solutions	**50,138.4**	**50,177.1**	**16,256.8**	**116,572.3**	**213,675.5**	**330,247.8**
Investment Management	**80,404.8**	**40,623.2**	**60,723.3**	**181,751.3**	**54,695.5**	**236,446.8**
Insurance						
Individual Life [3]	12,910.4	2,412.1	-	15,322.5	-	15,322.5
Employee Benefits	1,745.5	14.0	-	1,759.5	-	1,759.5
Insurance Solutions	**14,655.9**	**2,426.1**	**-**	**17,082.0**	**-**	**17,082.0**
Eliminations	**(70,207.6)**	**(37,716.2)**	**(7,727.3)**	**(115,651.1)**	**(54,695.5)**	**(170,346.5)**
Total Ongoing Business	**74,991.5**	**55,510.2**	**69,252.8**	**199,754.5**	**213,675.5**	**413,430.1**
US Closed Block Variable Annuity	1,237.6	41,960.8	-	43,198.4	-	43,198.4
Closed Block Institutional Spread Products	3,805.6	-	-	3,805.6	-	3,805.6
Closed Block Other	370.1	196.4	-	566.5	-	566.5
Total AUM and AUA	**80,404.8**	**97,667.4**	**69,252.8**	**247,325.0**	**213,675.5**	**461,000.6**

(1) Retirement AUM include wrapped funds as well as unwrapped IIM-managed funds
(2) Annuities AUM includes Payout annuities
(3) Individual Life AUM includes assets backing interest and non-interest sensitive products

Page 18 of 69

ING U.S.

ING U.S.
Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Sources of operating earnings before income taxes:								
Investment spread and other investment income	169.1	175.1	145.7	183.6	104.0	168.7	205.5	159.8
Fee based margin	198.0	196.3	190.0	191.7	182.3	187.9	196.5	195.9
Net underwriting gain (loss) and other revenue	(10.5)	(1.5)	(5.7)	(6.3)	(4.4)	(4.0)	(0.2)	2.2
Administrative expenses	(170.8)	(167.3)	(177.8)	(179.6)	(178.9)	(174.4)	(182.8)	(180.2)
Trail commissions	(31.1)	(27.9)	(28.0)	(29.1)	(30.4)	(27.8)	(28.8)	(28.4)
DAC/VOBA and other intangibles amortization, excluding unlocking	(37.6)	(45.2)	(48.1)	(40.2)	(31.0)	(35.5)	(57.4)	(40.9)
DAC/VOBA and other intangibles unlocking	(8.9)	15.9	(5.0)	3.8	28.4	(17.1)	15.8	17.1
Operating earnings before income taxes	**108.2**	**145.4**	**71.1**	**123.9**	**70.0**	**97.8**	**148.6**	**125.5**
Gross investment income								
Fixed income	370.7	360.3	365.1	348.0	348.7	336.1	332.0	323.5
Limited partnership income	(2.0)	(0.3)	7.1	(1.4)	(6.0)	0.3	(1.5)	(1.2)
Prepayment fee income	1.1	6.0	5.7	4.9	5.9	3.2	18.1	2.8
Total gross investment income	**369.8**	**366.0**	**377.9**	**351.5**	**348.6**	**339.6**	**348.6**	**325.1**
Investment expenses	(14.7)	(13.2)	(13.2)	(13.8)	(13.9)	(13.8)	(12.7)	(12.4)
Credited interest	(204.7)	(201.1)	(197.4)	(197.0)	(201.6)	(197.5)	(190.9)	(187.1)
Net margin	**150.5**	**151.7**	**167.3**	**140.7**	**133.1**	**128.3**	**145.0**	**125.7**
Other investment income*	18.5	23.3	(21.6)	43.0	(29.2)	40.4	60.4	34.2
Investment spread and other investment income	**169.1**	**175.1**	**145.7**	**183.6**	**104.0**	**168.7**	**205.5**	**159.8**
Fee based margin								
Fee based margin - excluding Recordkeeping	135.6	133.2	130.0	132.0	123.1	127.0	133.9	130.4
Fee based margin - Recordkeeping	62.2	63.1	59.9	59.9	59.2	60.9	62.7	65.5
Fee based margin	**198.0**	**196.3**	**190.0**	**191.7**	**182.3**	**187.9**	**196.5**	**195.9**
Recordkeeping								
Revenue	62.2	63.1	59.9	59.9	59.2	60.9	62.7	65.5
Expenses	(56.0)	(56.7)	(57.5)	(57.7)	(62.7)	(59.9)	(62.7)	(63.7)
Operating earnings - Recordkeeping	**6.2**	**6.4**	**2.4**	**2.2**	**(3.5)**	**1.0**	**-**	**1.8**

* Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

Page 20 of 69

ING U.S.

Retirement Operating Earnings

Three Months Ended

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Operating revenues

Net investment income and net realized gains (losses) 380.1 384.5 347.2 388.1 312.9 367.9 401.4 353.7 Fee income 182.7 181.6 173.6 177.1 169.7 176.1 184.4 183.3 Premiums 0.9 0.5 3.0 0.5 0.2 0.5 3.1 4.3 Other revenue 6.8 15.5 15.1 14.7 15.5 14.9 17.9 19.6

Total operating revenues 570.5 582.1 538.9 580.4 498.3 559.4 606.8 560.9

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (212.9) (210.5) (210.4) (208.4) (213.2) (208.5) (204.3) (200.2) Operating expenses (204.6) (198.8) (207.6) (213.9) (214.1) (202.2) (215.2) (213.0) Net amortization of DAC/VOBA (44.7) (27.1) (49.4) (33.8) (0.6) (50.5) (38.3) (21.7) Interest expense (0.1) (0.3)

(0.4) (0.4) (0.4) (0.4) (0.4) (0.5)

Total operating benefits and expenses (462.3) (436.7) (467.8) (456.5) (428.3) (461.6) (458.2) (435.4)

Operating earnings before income taxes 108.2 145.4 71.1 123.9 70.0 97.8 148.6 125.5

ING U.S.

ING U.S.
Retirement AUM/AUA

(in millions USD)	Balances as of 12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Assets under management by product group								
Corporate market	33,265.9	32,609.4	31,143.9	31,680.7	29,134.4	27,127.3	30,306.3	30,309.6
Tax exempt market	46,986.1	46,226.6	44,705.9	45,304.0	42,691.3	40,628.4	43,410.2	42,979.6
Total full service plans	80,252.0	78,836.0	75,849.8	76,984.7	71,825.7	67,755.7	73,716.5	73,289.2
Stable value	7,792.1	6,473.1	6,137.5	5,838.4	5,560.9	4,758.0	4,127.5	3,947.8
Individual market	2,427.1	2,359.4	2,227.1	2,256.7	2,091.1	2,000.8	2,052.1	1,982.3
Total AUM	**90,471.2**	**87,668.5**	**84,214.4**	**85,079.8**	**79,477.7**	**74,514.5**	**79,896.1**	**79,219.3**
Recordkeeping/Stable Value AUA	213,675.5	215,513.6	209,881.4	215,848.5	208,366.0	198,895.9	218,560.8	222,044.9
Total AUM/AUA	**304,146.7**	**303,182.1**	**294,095.8**	**300,928.3**	**287,843.7**	**273,410.4**	**298,456.9**	**301,264.2**
Assets under management by fund group								
General account	27,222.6	26,634.6	26,109.1	25,784.5	25,528.3	24,970.7	24,120.3	23,838.0
Guaranteed separate account	8,273.9	7,315.8	7,030.7	6,915.1	6,781.5	6,491.5	6,091.1	5,844.9
Non-guaranteed separate account	41,151.5	40,589.4	38,683.8	40,138.0	36,139.3	33,353.9	39,401.7	39,343.1
Mutual Funds/Institutional Funds	13,823.2	13,128.7	12,390.8	12,242.2	11,028.6	9,698.4	10,283.0	10,193.2
Total AUM	**90,471.2**	**87,668.5**	**84,214.4**	**85,079.8**	**79,477.7**	**74,514.5**	**79,896.1**	**79,219.3**
Recordkeeping/Stable Value AUA	213,675.5	215,513.6	209,881.4	215,848.5	208,366.0	198,895.9	218,560.8	222,044.9
Total AUM and AUA	**304,146.7**	**303,182.1**	**294,095.8**	**300,928.3**	**287,843.7**	**273,410.4**	**298,456.9**	**301,264.2**

Page 22 of 69

ING U.S.
Retirement AUM Rollforward

(in millions USD)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
	Three Months Ended							
Full service - Corporate market								
Assets under management, beginning of period	32,609.4	31,143.9	31,680.7	29,134.4	27,127.3	30,306.3	30,309.6	29,486.0
Transfer/Single deposits	739.7	529.3	519.8	487.3	608.7	411.5	401.1	411.0
Recurring deposits	781.0	840.9	839.7	1,002.7	740.3	804.3	816.4	941.1
Deposits	1,520.7	1,370.2	1,359.5	1,490.0	1,349.0	1,215.8	1,217.5	1,352.1
Surrenders, benefits, and product charges	(1,319.1)	(1,262.2)	(1,079.1)	(1,339.4)	(1,042.2)	(1,002.0)	(1,305.3)	(1,387.4)
Net Flows	201.6	108.0	280.4	150.6	306.8	213.8	(87.8)	(35.3)
Interest credited and investment performance	455.0	1,357.4	(817.2)	2,395.6	1,700.3	(3,392.7)	84.5	1,133.0
Transfers between products	-	-	-	-	-	-	-	(274.1)
Assets under management, end of period	**33,265.9**	**32,609.4**	**31,143.9**	**31,680.7**	**29,134.4**	**27,127.3**	**30,306.3**	**30,309.6**
Full service - Tax exempt market								
Assets under management, beginning of period	46,226.6	44,705.9	45,304.0	42,691.3	40,628.4	43,410.2	42,979.6	43,221.9
Transfer/Single deposits	410.5	388.3	278.7	280.7	312.5	429.8	337.8	279.2
Recurring deposits	740.5	686.5	770.0	778.4	737.7	721.1	777.6	761.5
Deposits	1,151.0	1,074.8	1,048.7	1,059.1	1,050.2	1,150.9	1,115.4	1,040.7
Surrenders, benefits, and product charges	(903.3)	(990.7)	(1,006.7)	(869.7)	(799.5)	(932.2)	(880.8)	(1,242.8)
Net Flows	247.7	84.1	42.0	189.4	250.7	218.7	234.6	(202.1)
Interest credited and investment performance	511.9	1,436.6	(640.1)	2,423.3	1,812.2	(3,000.5)	196.0	1,222.0
Transfers between products	-	-	-	-	-	-	-	(1,262.2)
Assets under management, end of period	**46,986.1**	**46,226.6**	**44,705.9**	**45,304.0**	**42,691.3**	**40,628.4**	**43,410.2**	**42,979.6**
Stable value (including MCA) [1][2]								
Assets under management, beginning of period	6,473.1	6,137.5	5,838.4	5,560.9	4,758.0	4,127.5	3,947.8	1,987.7
Transfer/Single deposits	1,320.1	268.6	354.2	297.2	345.4	91.5	241.3	195.6
Recurring deposits	61.8	41.0	94.4	160.7	415.4	418.6	63.5	258.0
Deposits	1,381.9	309.6	448.6	457.9	760.8	510.1	304.8	453.6
Surrenders, benefits, and product charges	(97.1)	(69.1)	(210.1)	(250.0)	(68.2)	(10.7)	(99.2)	(34.9)
Net Flows	1,284.8	240.5	238.5	207.9	692.6	499.4	205.6	418.7
Interest credited and investment performance	34.3	95.2	60.6	69.6	110.2	131.1	(25.8)	5.1
Transfers between products	-	-	-	-	-	-	-	1,536.3
Assets under management, end of period	**7,792.1**	**6,473.1**	**6,137.5**	**5,838.4**	**5,560.9**	**4,758.0**	**4,127.5**	**3,947.8**
Individual market								
Assets under management, beginning of period	2,359.3	2,227.1	2,256.7	2,091.1	2,000.8	2,052.1	1,982.3	1,842.2
Transfer/Single deposits	72.4	126.5	95.5	134.8	85.0	93.1	107.6	120.8
Recurring deposits	0.1	0.1	0.3	0.2	-	-	-	-
Deposits	72.5	126.6	95.8	135.0	85.0	93.1	107.6	120.8
Surrenders, benefits, and product charges	(25.0)	(51.3)	(100.0)	(63.4)	(51.5)	(24.4)	(35.8)	(9.3)
Net Flows	47.5	75.3	(4.2)	71.6	33.5	68.7	71.8	111.5
Interest credited and investment performance	20.3	56.9	(25.5)	93.9	56.8	(120.0)	(2.0)	28.7
Transfers between products	-	-	-	-	-	-	-	-
Assets under management, end of period	**2,427.1**	**2,359.3**	**2,227.1**	**2,256.7**	**2,091.1**	**2,000.8**	**2,052.1**	**1,982.3**
Total AUM [3]								
Assets under management, beginning of period	87,668.5	84,214.4	85,079.8	79,477.7	74,514.5	79,896.1	79,219.3	76,537.8
Transfer/Single deposits	2,542.6	1,312.7	1,248.1	1,200.1	1,351.7	1,025.9	1,087.8	1,006.5
Recurring deposits	1,583.4	1,568.5	1,704.4	1,942.0	1,893.4	1,943.9	1,657.6	1,960.7
Deposits	4,126.0	2,881.2	2,952.5	3,142.1	3,245.1	2,969.8	2,745.4	2,967.2
Surrenders, benefits, and product charges	(2,344.6)	(2,373.3)	(2,395.8)	(2,522.5)	(1,961.5)	(1,969.3)	(2,321.1)	(2,674.5)
Net Flows	1,781.4	507.9	556.7	619.6	1,283.6	1,000.5	424.3	292.7
Interest credited and investment performance	1,021.5	2,946.1	(1,422.2)	4,982.5	3,679.5	(6,382.1)	252.7	2,388.7
Transfers between products	-	-	-	-	-	-	-	-
Assets under management, end of period	**90,471.2**	**87,668.5**	**84,214.4**	**85,079.8**	**79,477.7**	**74,514.5**	**79,896.1**	**79,219.3**

(1) Where ING U.S. is the Investment Manager
(2) Includes IIM Managed SV MCA and Stabilizer Investment Only
(3) Excludes IPS and ILIAC Recordkeeping and Non IIM Managed MCA

Page 23 of 69

ING U.S. Annuities

ING U.S.
Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Sources of operating earnings before income taxes:								
Investment spread and other investment income	118.8	106.6	102.9	110.5	63.5	102.0	110.7	86.6
Fee based margin	10.1	9.3	8.4	8.6	8.1	7.9	7.7	6.5
Net underwriting gain (loss) and other revenue	5.6	2.2	3.9	3.1	2.2	5.4	7.1	4.9
Administrative expenses	(21.7)	(23.5)	(22.3)	(22.6)	(27.8)	(24.8)	(26.2)	(25.3)
Trail commissions	(8.4)	(8.2)	(8.0)	(8.3)	(1.7)	(5.0)	(4.9)	(4.6)
DAC/VOBA and other intangibles amortization, excluding unlocking	(53.7)	(40.9)	(49.4)	(34.6)	(22.3)	(54.3)	(52.7)	(41.4)
DAC/VOBA and other intangibles unlocking	(44.4)	(12.9)	(8.6)	(20.3)	177.8	53.3	22.2	12.7
Operating earnings before income taxes	**6.3**	**32.6**	**26.9**	**36.4**	**199.8**	**84.5**	**63.9**	**39.4**
Gross investment income								
Fixed income	278.5	273.4	295.1	297.1	306.5	310.4	310.8	303.1
Limited partnership income	0.7	0.7	7.1	0.7	(6.2)	2.8	5.4	2.9
Prepayment fee income	10.1	5.3	7.8	5.9	3.6	8.9	8.1	4.9
Total gross investment income	**289.3**	**279.4**	**310.0**	**303.7**	**303.9**	**322.1**	**324.3**	**310.9**
Investment expenses	(11.4)	(11.2)	(9.6)	(12.0)	(13.0)	(13.8)	(12.9)	(12.7)
Credited interest	(179.7)	(184.7)	(201.8)	(216.9)	(234.8)	(239.1)	(241.3)	(244.9)
Net margin	**98.2**	**83.5**	**98.6**	**74.8**	**56.1**	**69.2**	**70.1**	**53.3**
Other investment income*	20.6	23.2	4.2	35.7	7.4	33.0	40.6	33.4
Investment spread and other investment income	**118.8**	**106.6**	**102.9**	**110.5**	**63.5**	**102.0**	**110.7**	**86.6**

* Includes investment income on assets backing surplus that has been allocated from the corporate segment, as well as income from policy loans.

Page 25 of 69

ING U.S.

Annuities Operating Earnings

Three Months Ended

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Operating revenues

Net investment income and net realized gains (losses) 298.4 291.7 304.2 329.0 303.0 331.5 348.2 339.2

Fee income 10.4 9.5 8.2 7.4 7.4 9.4 7.3 5.7

Premiums 6.3 6.1 11.7 11.8 6.8 10.6 7.0 9.7

Other revenue 2.3 2.4 4.6 3.0 1.1 3.7 5.0 5.8

Total operating revenues 317.4 309.7 328.7 351.2 318.3 355.2 367.5 360.4

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(192.3)(200.3)(219.6)(241.9)(221.2)(244.7)(244.1)(268.0)

Operating expenses(30.3)(32.1)(31.1)(31.2)(31.9)(32.8)(31.7)(30.3)

Net amortization of DAC/VOBA(88.4)(44.6)(50.9)(41.6) 134.7 7.0(27.7)(22.5)

Interest expense(0.1)(0.1)(0.2)(0.1)(0.1)(0.2)(0.1)(0.2)

Total operating benefits and expenses(311.1)(277.1)(301.8)(314.8)(118.5)(270.7)(303.6)(321.0)

Operating earnings before income taxes 6.3 32.6 26.9 36.4 199.8 84.5 63.9 39.4

ING U.S.

ING U.S.

Annuities AUM

Balances as of

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Assets Under Management

Fixed single year 4,273.7 4,367.6 4,435.1 4,485.7 4,551.6 4,622.1 4,710.5 4,812.3

Fixed multi-year 3,949.3 4,133.7 4,574.0 5,665.5 6,047.6 6,473.0 6,629.2 6,765.0

Indexed 12,209.2 12,167.0 12,122.8 12,111.8 12,080.9 12,075.1 11,929.7 11,637.9

SPIA & Payout 2,806.6 2,851.1 2,847.5 2,850.3 2,831.0 2,816.5 2,899.2 2,943.4

Other annuities 428.7 440.8 425.1 452.4 417.8 395.5 474.5 490.2

Mutual funds 2,433.6 2,291.7 2,092.2 2,026.9 1,761.3 1,579.7 1,591.7 1,365.8

Total AUM 26,101.1 26,251.9 26,496.7 27,592.6 27,690.2 27,961.9 28,234.7 28,014.5

Assets Under Management

General account 22,915.8 23,185.7 23,656.1 24,770.2 25,198.5 25,694.2 25,820.9 25,801.1

Separate account 751.7 774.5 748.4 795.5 730.4 688.0 822.1 847.6

Mutual funds 2,433.6 2,291.7 2,092.2 2,026.9 1,761.3 1,579.7 1,591.7 1,365.8

Total AUM 26,101.1 26,251.9 26,496.7 27,592.6 27,690.2 27,961.9 28,234.7 28,014.5

ING U.S.

ING U.S.
Annuities AUM Rollforward

(in millions USD)	Three Months Ended 12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Annual Reset Annuities/Multi-Year Guaranteed Annuities								
Assets Under Management, beginning of period	8,501.3	9,009.1	10,151.2	10,599.1	11,095.1	11,339.6	11,577.3	11,889.4
Deposits	17.3	10.1	16.2	18.0	15.2	19.0	20.6	16.3
Surrenders, benefits, and product charges	(376.9)	(602.9)	(1,256.1)	(576.6)	(635.1)	(382.2)	(389.1)	(458.7)
Net cash flow	(359.6)	(592.8)	(1,239.9)	(558.6)	(619.9)	(363.1)	(368.5)	(442.4)
Interest credited and investment performance	81.2	85.0	97.8	110.7	123.9	118.6	130.8	130.3
Assets Under Management, end of period	**8,222.9**	**8,501.3**	**9,009.1**	**10,151.2**	**10,599.1**	**11,095.1**	**11,339.6**	**11,577.3**
Fixed Indexed Annuities								
Assets Under Management, beginning of period	12,167.0	12,122.8	12,111.8	12,080.9	12,075.1	11,929.7	11,637.9	11,424.9
Deposits	285.0	296.7	313.1	295.6	290.7	332.1	444.3	390.7
Surrenders, benefits, and product charges	(341.2)	(355.2)	(371.6)	(324.0)	(335.7)	(314.1)	(315.1)	(275.3)
Net cash flow	(56.1)	(58.5)	(58.5)	(28.4)	(45.1)	18.0	129.2	115.4
Interest credited and investment performance	98.4	102.7	69.5	59.3	50.9	127.4	162.6	97.6
Assets Under Management, end of period	**12,209.2**	**12,167.0**	**12,122.8**	**12,111.8**	**12,080.9**	**12,075.1**	**11,929.7**	**11,637.9**
SPIA & Payout								
Assets Under Management, beginning of period	2,851.0	2,847.5	2,850.3	2,831.0	2,816.4	2,899.2	2,943.4	2,963.0
Deposits	38.7	57.4	85.1	61.8	66.7	46.0	41.6	43.7
Surrenders, benefits, and product charges	(112.7)	(109.5)	(109.4)	(109.3)	(87.6)	(112.9)	(116.3)	(116.7)
Net cash flow	(74.0)	(52.1)	(24.3)	(47.5)	(20.9)	(66.9)	(74.8)	(73.0)
Interest credited and investment performance	29.6	55.6	21.5	66.8	35.4	(15.8)	30.5	53.3
Assets Under Management, end of period	**2,806.6**	**2,851.0**	**2,847.5**	**2,850.3**	**2,831.0**	**2,816.4**	**2,899.2**	**2,943.4**
Mutual Fund Custodial								
Assets Under Management, beginning of period	2,291.7	2,092.2	2,026.9	1,761.3	1,579.7	1,591.7	1,365.8	1,089.0
Deposits	213.6	202.8	217.3	218.8	166.0	236.3	273.6	301.7
Surrenders, benefits, and product charges	(106.9)	(97.1)	(102.7)	(84.9)	(105.7)	(72.4)	(66.5)	(77.9)
Net cash flow	106.7	105.7	114.7	133.9	60.2	163.9	207.1	223.7
Interest credited and investment performance	35.1	93.7	(49.4)	131.7	121.3	(175.9)	18.8	53.0
Assets Under Management, end of period	**2,433.5**	**2,291.7**	**2,092.2**	**2,026.9**	**1,761.3**	**1,579.7**	**1,591.7**	**1,365.8**
Other Annuities								
Assets Under Management, beginning of period	440.8	425.1	452.4	417.8	395.5	474.5	490.2	483.0
Deposits	1.2	1.0	2.1	1.9	1.8	3.1	3.6	3.7
Surrenders, benefits, and product charges	(14.7)	(10.7)	(11.3)	(12.9)	(20.8)	(16.3)	(17.1)	(19.5)
Net cash flow	(13.5)	(9.7)	(9.2)	(11.0)	(19.0)	(13.3)	(13.4)	(15.8)
Interest credited and investment performance	1.4	25.4	(18.1)	45.6	41.3	(65.7)	(2.2)	22.9
Assets Under Management, end of period	**428.7**	**440.8**	**425.1**	**452.4**	**417.8**	**395.5**	**474.5**	**490.2**
Annuities - Total								
Assets Under Management, beginning of period	26,251.8	26,496.6	27,592.6	27,690.2	27,961.9	28,234.7	28,014.5	27,849.3
Deposits	555.7	567.9	633.9	596.1	540.4	636.5	783.8	756.1
Surrenders, benefits, and product charges	(951.8)	(1,175.0)	(1,850.8)	(1,107.7)	(1,185.0)	(897.9)	(904.1)	(948.1)
Net cash flow	(396.1)	(607.1)	(1,216.9)	(511.6)	(644.6)	(261.4)	(120.4)	(192.0)
Interest credited and investment performance	245.2	362.2	120.9	414.0	372.9	(11.5)	340.6	357.2
Assets Under Management, end of period	**26,101.1**	**26,251.9**	**26,496.7**	**27,592.6**	**27,690.2**	**27,961.9**	**28,234.7**	**28,014.5**

Page 28 of 69

ING U.S.

Investment Management

ING U.S.

Investment Management Sources of Operating Earnings

Three Months Ended

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Sources of operating earnings before income taxes:

Investment capital and other investment income 5.3 16.7 12.7 5.2 (9.5) 0.5 10.1 6.4 Fee based margin 137.2 125.5 117.5 125.4 119.6 122.0 120.6 122.2 Administrative expenses (111.3) (103.1) (99.0) (97.6) (97.0) (99.8) (104.3) (103.3)

Operating earnings before income taxes 31.2 39.1 31.2 33.0 13.1 22.7 26.4 25.3

ING U.S.

ING U.S.

Investment Management Operating Earnings

Three Months Ended

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Operating revenues

Net investment income and net realized gains (losses) 5.6 17.3 13.3 5.4(9.3) 1.0 10.9 6.2

Fee income 122.6 120.1 114.1 117.9 117.0 115.9 119.3 117.1

Other revenue 14.3 4.8 2.8 7.3 2.4 5.6 0.5 5.3

Total operating revenues 142.5 142.2 130.2 130.6 110.1 122.5 130.7 128.6

Operating benefits and expenses

Operating expenses(111.3)(103.1)(99.0)(97.6)(97.0)(99.8)(104.3)(103.3)

Total operating benefits and expenses(111.3)(103.1)(99.0)(97.6)(97.0)(99.8)(104.3)(103.3)

Operating earnings before income taxes 31.2 39.1 31.2 33.0 13.1 22.7 26.4 25.3

ING U.S.

ING U.S.

Investment Management Key Metrics

(in millions USD)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
	Balances as of							
Client Assets by Source:								
External clients								
Investment Management sourced	54,061.9	50,761.4	48,879.7	49,754.9	49,391.5	48,352.1	51,968.1	49,432.8
Affiliate sourced	47,284.6	46,376.8	42,563.9	44,050.0	37,851.8	35,284.4	37,737.1	37,882.9
Subtotal external clients	**101,346.5**	**97,138.2**	**91,443.6**	**93,804.9**	**87,243.3**	**83,636.5**	**89,705.2**	**87,315.7**
General Account (1)	80,404.8	80,082.1	80,079.4	77,121.7	78,878.3	78,419.7	77,832.4	77,517.4
Total Client Assets (AUM)	**181,751.3**	**177,220.3**	**171,523.0**	**170,926.6**	**166,121.6**	**162,056.2**	**167,537.6**	**164,833.1**
Administration Only Assets (AUA)	54,695.5	54,723.3	56,024.7	58,136.6	58,992.4	57,119.6	63,006.3	63,272.2
Total AUM and AUA	**236,446.8**	**231,943.6**	**227,547.7**	**229,063.2**	**225,114.0**	**219,175.8**	**230,543.9**	**228,105.3**

	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Analysis of investment advisory and administrative revenues, net, by source (2):								
External clients								
Investment Management sourced	58.2	56.0	52.6	55.9	53.9	56.3	58.0	57.9
Affiliate sourced	21.9	21.4	19.3	19.5	19.8	18.8	19.8	18.1
Subtotal External Clients	**80.1**	**77.4**	**71.9**	**75.4**	**73.7**	**75.1**	**77.8**	**76.0**
General Account	37.0	37.6	36.7	37.1	37.3	36.8	36.9	37.1
Total investment advisory and administrative revenues, net, from AUM	**117.1**	**115.0**	**108.6**	**112.5**	**111.0**	**111.9**	**114.7**	**113.1**
Administration Only Fees	5.5	5.1	5.5	5.4	6.1	3.9	4.6	4.0
Total investment advisory and administrative revenues, net, by source (2)	**122.6**	**120.1**	**114.1**	**117.9**	**117.1**	**115.8**	**119.3**	**117.1**
Revenue Yield (bps) (2) (3):								
External clients								
Investment Management sourced	44.6	45.1	43.0	44.6	43.5	44.2	45.1	47.5
Affiliate sourced	18.7	19.0	17.8	19.0	21.4	20.3	20.7	19.6
Revenue Yield on Institutional/retail	**32.3**	**32.6**	**31.2**	**33.1**	**34.1**	**34.2**	**34.7**	**35.5**
General Account	18.5	18.8	19.0	18.8	19.0	18.9	19.0	19.2
Revenue Yield on Client Assets (AUM)	**26.1**	**26.3**	**25.7**	**26.5**	**26.9**	**27.0**	**27.5**	**27.8**
Revenue Yield on Administration Only Assets (AUA)	4.1	3.7	3.9	3.7	4.1	2.6	2.9	2.6
Total Revenue Yield on AUM and AUA (bps) (2) (3)	**21.0**	**20.9**	**20.2**	**20.6**	**20.9**	**20.5**	**20.7**	**20.7**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

Page 32 of 69

ING U.S.

Investment Management Account Rollforward by Source

[Graphic Appears Here]

ING U.S.

ING U.S.
Investment Management Account Value by Asset Type

(in millions USD)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
	Balances as of							
Institutional								
Equity	13,769.5	12,161.7	11,491.2	11,662.4	11,957.4	11,210.5	11,452.0	11,648.2
Fixed Income	29,894.4	28,402.5	27,364.6	27,534.0	28,162.0	27,986.9	27,307.8	24,880.0
Real Estate	-	-	-	-	-	-	-	-
Money Market	33.3	30.2	21.3	11.5	11.8	13.8	22.6	31.5
Total	**43,697.2**	**40,594.4**	**38,877.1**	**39,207.9**	**40,131.2**	**39,211.2**	**38,782.4**	**36,559.7**
Retail								
Equity	33,315.3	33,044.2	29,858.1	31,752.7	29,293.6	26,618.8	32,412.5	32,591.6
Fixed Income	15,406.2	15,074.2	14,583.0	14,806.8	10,284.3	10,351.7	10,453.5	10,378.8
Real Estate	6,401.3	5,921.6	5,541.3	5,399.5	4,640.9	4,314.8	5,209.9	4,870.3
Money Market	2,526.5	2,503.8	2,584.1	2,637.9	2,893.3	3,140.1	2,846.8	2,915.3
Total	**57,649.3**	**56,543.8**	**52,566.5**	**54,596.9**	**47,112.1**	**44,425.4**	**50,922.7**	**50,756.0**
General Account								
Equity	251.1	272.5	275.8	276.4	284.6	301.1	313.3	399.0
Fixed Income	75,957.9	77,147.8	75,877.5	75,092.2	76,623.9	75,325.1	76,053.3	76,490.4
Real Estate	-	-	-	-	-	-	-	-
Money Market	4,195.8	2,661.9	3,926.0	1,753.1	1,969.8	2,793.5	1,465.8	628.0
Total	**80,404.8**	**80,082.1**	**80,079.4**	**77,121.7**	**78,878.3**	**78,419.7**	**77,832.4**	**77,517.4**
Combined Asset Type								
Equity	47,335.9	45,478.4	41,625.1	43,691.6	41,535.6	38,130.4	44,177.8	44,638.8
Fixed Income	121,258.5	120,624.5	117,825.1	117,433.0	115,070.2	113,663.7	113,814.6	111,749.2
Real Estate	6,401.3	5,921.6	5,541.3	5,399.5	4,640.9	4,314.8	5,209.9	4,870.3
Money Market	6,755.6	5,195.9	6,531.4	4,402.5	4,875.0	5,947.4	4,335.3	3,574.8
Total	**181,751.3**	**177,220.3**	**171,523.0**	**170,926.6**	**166,121.7**	**162,056.2**	**167,537.6**	**164,833.1**

Page 34 of 69

ING U.S.

ING U.S.
Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Sources of operating earnings before income taxes:								
Investment spread and other investment income	38.8	59.6	58.2	71.1	46.8	70.6	82.2	75.2
Fee based margin	4.7	4.9	4.9	5.0	4.9	5.0	5.5	5.4
Net underwriting gain (loss) and other revenue	146.4	130.5	99.5	119.0	123.8	142.2	148.0	128.3
Administrative expenses	(76.6)	(76.6)	(75.8)	(78.0)	(78.5)	(75.9)	(78.7)	(75.1)
Trail commissions	(6.1)	(8.4)	(5.9)	(10.1)	(8.8)	(5.1)	(7.1)	(9.7)
DAC/VOBA and other intangibles amortization, excluding unlocking	(57.2)	(60.2)	(47.3)	(47.6)	(30.5)	(71.5)	(64.7)	(46.6)
DAC/VOBA and other intangibles unlocking	4.6	3.4	(0.2)	(4.4)	(19.0)	18.8	(4.3)	(1.9)
Operating earnings before income taxes	**54.6**	**53.2**	**33.4**	**55.0**	**38.7**	**84.1**	**80.9**	**75.6**
Gross Investment Income								
Fixed income	202.2	222.0	225.1	221.3	225.8	223.1	227.5	230.5
Limited partnership income	(1.2)	(0.1)	4.1	(1.6)	(2.2)	1.0	5.4	0.7
Prepayment fee income	4.4	0.6	2.6	5.8	3.2	4.2	2.2	0.4
Total gross investment income	**205.4**	**222.5**	**231.8**	**225.5**	**226.8**	**228.3**	**235.1**	**231.6**
Investment expenses	(5.4)	(5.8)	(6.2)	(5.9)	(5.9)	(5.6)	(5.7)	(6.3)
Credited interest	(166.1)	(163.1)	(160.5)	(159.9)	(165.5)	(164.0)	(162.3)	(159.4)
Net margin	**33.9**	**53.6**	**65.1**	**59.7**	**55.4**	**58.7**	**67.1**	**65.9**
Other investment income*	4.8	5.8	(6.9)	11.5	(8.6)	11.9	15.0	9.1
Investment spread and other investment income	**38.8**	**59.6**	**58.2**	**71.1**	**46.8**	**70.6**	**82.2**	**75.2**
Net underwriting gain (loss) and other revenue								
Fee Revenue/Premiums	503.4	498.2	507.1	489.1	483.8	481.1	467.9	451.5
Net Mortality, including Reinsurance	(261.7)	(272.1)	(279.9)	(277.4)	(274.2)	(251.3)	(228.0)	(244.9)
Reserve Change/Other	(95.5)	(95.6)	(127.7)	(92.7)	(85.8)	(87.6)	(91.9)	(78.3)
Total net underwriting gain (loss) and other revenue	**146.4**	**130.5**	**99.5**	**119.0**	**123.8**	**142.2**	**148.0**	**128.3**

* Includes investment income on assets backing surplus that has been allocated from the corporate segment, as well as income from policy loans.

Page 36 of 69

ING U.S.

Individual Life Operating Earnings

Three Months Ended

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Operating revenues

Net investment income and net realized gains (losses) 213.1 229.7 224.0 247.0 219.6 240.3 248.4 241.7

Fee income 282.0 262.4 288.0 283.3 292.2 300.7 273.4 272.9

Premiums 191.7 180.0 186.7 179.4 180.7 164.9 163.2 152.1

Other revenue 7.4 6.4 10.5 2.3 9.1 5.0 10.2 10.6

Total operating revenues 694.2 678.5 709.2 712.0 701.6 710.9 695.2 677.3

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(489.1)(509.5)(531.0)(504.8)(453.1)(464.2)(473.7)(464.1)

Operating expenses(101.0)(97.1)(95.4)(97.0)(87.8)(79.0)(84.5)(81.5)

Net amortization of DAC/VOBA(47.7)(16.6)(47.4)(50.6)(116.8)(79.6)(52.3)(50.2)

Interest expense(1.8)(2.1)(2.0)(4.6)(5.2)(4.0)(3.8)(5.9)

Total operating benefits and expenses(639.6)(625.3)(675.8)(657.0)(662.9)(626.8)(614.3)(601.7)

Operating earnings before income taxes 54.6 53.2 33.4 55.0 38.7 84.1 80.9 75.6

ING U.S.

ING U.S.
Individual Life Key Metrics

(in millions USD)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
	Three Months Ended							
Sales by Product Line								
Guaranteed	7.7	18.2	24.6	22.2	19.2	16.4	15.8	16.6
Accumulation	5.4	6.9	6.9	6.1	7.8	5.0	6.1	9.9
Indexed	11.8	8.1	8.5	5.1	9.6	6.3	6.9	5.5
Total Universal life	**24.9**	**33.2**	**40.0**	**33.4**	**36.6**	**27.7**	**28.8**	**32.0**
Variable life	1.6	2.3	1.2	1.2	1.7	3.1	3.4	4.1
Term	19.2	28.2	35.2	33.7	36.2	40.1	42.0	37.2
Whole life	-	-	-	-	-	-	-	-
Total sales by product line	**45.7**	**63.7**	**76.4**	**68.3**	**74.5**	**70.9**	**74.2**	**73.3**
Sales by Distribution								
Independent life sales	32.1	49.4	57.4	53.6	58.3	51.5	55.8	55.9
Strategic distribution	8.5	7.2	9.8	6.6	8.5	8.8	7.1	7.0
Alternative and Specialty markets	5.1	7.3	9.2	8.1	7.7	10.6	11.3	10.4
Total sales by distribution	**45.7**	**63.7**	**76.4**	**68.3**	**74.5**	**70.9**	**74.2**	**73.3**
Gross premiums and deposits by product:								
Interest sensitive	322.2	347.1	384.9	379.9	361.0	291.1	327.7	335.0
Non - interest sensitive	217.4	223.6	230.7	218.8	218.8	206.6	206.4	194.1
Total gross premiums and deposits	**539.6**	**570.7**	**615.6**	**598.7**	**579.8**	**497.7**	**534.2**	**529.0**
Applications								
New business policy count (Paid)	20,471	29,072	36,339	34,054	35,030	40,615	42,272	38,733
End of Period:								
In-force face amount (by product)								
Universal life	80,685.4	80,456.2	80,134.4	79,764.9	79,722.4	79,576.5	79,712.7	79,455.9
Variable life	30,182.3	30,761.4	31,335.9	31,902.2	32,599.5	33,172.7	34,593.6	35,273.1
Term	494,759.5	491,263.4	482,668.4	467,605.7	452,917.0	436,920.3	417,640.8	397,493.3
Whole life	2,348.3	2,377.3	2,418.4	2,452.8	2,479.2	2,526.6	2,567.3	2,619.4
Total In-force Face	**607,975.5**	**604,858.3**	**596,557.1**	**581,725.6**	**567,718.1**	**552,196.1**	**534,514.5**	**514,841.7**
In-force policy count (in whole numbers)								
Universal life	305,115	306,679	308,331	309,992	312,072	313,928	316,133	318,788
Variable life	71,589	72,783	73,939	75,229	76,672	78,163	79,913	81,415
Term	824,794	818,457	805,154	783,182	762,882	742,251	716,035	687,495
Whole life	151,346	153,960	156,645	158,978	161,431	163,593	165,825	168,182
Total Policy Counts	**1,352,844**	**1,351,879**	**1,344,069**	**1,327,381**	**1,313,057**	**1,297,935**	**1,277,906**	**1,255,880**
Assets under management								
General account	12,910.0	12,828.0	12,709.0	12,569.2	12,462.0	12,470.0	12,428.0	12,345.0
Separate account	2,412.0	2,447.0	2,371.0	2,491.7	2,308.0	2,186.0	2,576.0	2,621.0
Total	**15,322.5**	**15,274.9**	**15,080.3**	**15,060.9**	**14,769.8**	**14,655.7**	**15,003.7**	**14,966.6**

Page 38 of 69

ING U.S.

ING U.S.
Employee Benefits Sources of Operating Earnings

(in millions USD)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
	Three Months Ended							
Sources of operating earnings before income taxes:								
Investment spread and other investment income	10.4	13.8	9.5	15.4	7.8	17.7	18.3	14.7
Net underwriting gain (loss) and other revenue	80.6	82.9	80.9	64.2	74.8	60.4	70.8	63.9
Administrative expenses	(41.6)	(40.2)	(39.8)	(44.0)	(37.7)	(39.4)	(40.1)	(41.7)
Trail commissions	(17.7)	(16.7)	(17.6)	(17.5)	(18.4)	(17.0)	(14.8)	(20.1)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3.1)	(3.7)	(3.9)	(2.5)	(5.5)	(3.6)	(3.3)	(3.5)
Operating earnings before income taxes	**28.6**	**36.1**	**29.1**	**15.6**	**21.0**	**18.1**	**30.9**	**13.3**
Gross Investment Income								
Fixed income	24.8	26.7	27.1	26.7	27.4	27.6	26.9	26.3
Limited partnership income	(0.2)	-	0.6	(0.2)	-	0.2	0.4	0.3
Prepayment fee income	0.2	0.4	0.3	0.1	0.2	1.1	0.1	0.3
Total gross investment income	**24.8**	**27.1**	**28.0**	**26.6**	**27.6**	**28.9**	**27.4**	**26.9**
Investment expenses	(0.9)	(0.9)	(1.0)	(1.0)	(1.0)	(0.9)	(0.9)	(0.9)
Credited interest	(16.6)	(16.1)	(16.2)	(16.2)	(16.2)	(16.2)	(16.6)	(16.6)
Net margin	**7.3**	**10.1**	**10.8**	**9.4**	**10.4**	**11.8**	**9.9**	**9.4**
Other investment income*	3.1	3.7	(1.4)	5.9	(2.7)	6.0	8.4	5.4
Investment spread and other investment income	**10.4**	**13.8**	**9.5**	**15.4**	**7.8**	**17.7**	**18.3**	**14.7**
Group life								
Premiums	116.4	116.2	114.4	113.8	115.6	116.7	117.2	118.2
Benefits	(91.2)	(89.5)	(79.5)	(94.3)	(85.6)	(91.7)	(87.2)	(97.9)
Other [(1)]	(3.4)	(2.6)	(2.7)	(2.4)	(3.0)	(2.3)	(2.3)	(1.8)
Total	**21.8**	**24.1**	**32.1**	**17.2**	**27.0**	**22.7**	**27.6**	**18.6**
Loss Ratio (Interest adjusted)	**78.4%**	**77.0%**	**69.5%**	**82.8%**	**74.0%**	**78.6%**	**74.4%**	**82.8%**
Group stop loss								
Premiums	136.5	139.0	142.1	143.9	135.8	135.9	138.6	135.7
Benefits	(94.8)	(97.7)	(107.3)	(109.7)	(110.4)	(116.3)	(112.5)	(113.3)
Other [(1)]	(0.7)	(0.8)	(0.8)	(0.9)	(0.9)	(1.0)	(0.5)	(0.9)
Total	**41.0**	**40.4**	**34.1**	**33.3**	**24.5**	**18.6**	**25.5**	**21.6**
Loss Ratio	**69.5%**	**70.3%**	**75.5%**	**76.2%**	**81.3%**	**85.6%**	**81.2%**	**83.5%**
Voluntary Benefits, Disability, and Other	**17.6**	**18.4**	**14.7**	**13.8**	**23.4**	**19.1**	**17.5**	**23.8**
Net underwriting gain (loss) and other revenue	**80.6**	**82.9**	**80.9**	**64.2**	**74.8**	**60.4**	**70.8**	**63.9**

[(1)] Other includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

* Includes investment income on assets backing surplus that has been allocated from the corporate segment.

Page 40 of 69

ING U.S.

Employee Benefits Operating Earnings

Three Months Ended

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Operating revenues

Net investment income and net realized gains (losses) 27.0 30.0 25.6 31.7 24.0 34.0 35.0 31.3

Fee income 15.9 15.7 15.5 15.4 15.3 15.6 15.5 15.4

Premiums 271.6 265.8 272.3 268.4 260.5 262.2 265.2 275.5

Other revenue(0.9)(1.0) 0.4(2.2) 4.8(0.4)(7.0)(0.7)

Total operating revenues 313.6 310.5 313.8 313.3 304.6 311.4 308.7 321.5

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(220.9)(214.0)(223.2)(234.0)(221.2)(232.5)(220.0)(244.0)

Operating expenses(60.7)(56.7)(57.6)(61.2)(56.9)(57.2)(54.5)(60.7)

Net amortization of DAC/VOBA(3.4)(3.7)(3.9)(2.5)(5.5)(3.6)(3.3)(3.5)

Total operating benefits and expenses(285.0)(274.4)(284.7)(297.7)(283.6)(293.3)(277.8)(308.2)

Operating earnings before income taxes 28.6 36.1 29.1 15.6 21.0 18.1 30.9 13.3

ING U.S.

ING U.S.

Employee Benefits Key Metrics

Three Months Ended

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Sales

Group life (Basic / Sup / AD&D) 2.0 13.0 7.6 25.3 6.1 8.9 3.5 18.2

Group stop loss 7.8 12.5 19.0 112.3 12.5 22.7 10.1 95.5

Disability 1.8 3.6 1.5 8.9 0.8 2.0 0.8 5.3

Association (Life, DI, PAI) 12.7 0.4 0.6 0.6 6.3 1.2 2.6 0.5

Other (PAI)—0.6 0.3 0.1—0.1—0.4

Total group products 24.3 30.1 29.0 147.2 25.7 34.9 17.0 119.9

Voluntary products 8.3 3.8 5.0 7.4 9.3 4.4 6.6 7.7

Total sales by product line 32.6 33.9 34.0 154.6 35.0 39.3 23.6 127.6

Total gross premiums and deposits 314.3 311.2 313.8 312.8 300.6 310.0 313.1 320.9

Total annualized in-force premiums 1,286.6 1,301.1 1,327.3 1,308.1 1,259.5 1,268.0 1,286.5 1,279.2

Assets under management (EOP)

General account 1,745.5 1,752.9 1,754.9 1,725.6 1,727.9 1,722.2 1,704.5 1,721.8

Separate account 14.0 14.3 13.2 14.2 13.3 12.7 14.1 12.6

Total 1,759.5 1,767.2 1,768.1 1,739.8 1,741.2 1,734.9 1,718.6 1,734.4

ING U.S.

ING U.S.

ING U.S.

Corporate Operating Earnings

Three Months Ended

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Interest expense (including interest rate swap settlements) (39.2) (39.8) (32.1) (16.7) (21.2) (24.6) (68.9) (71.0)

Closed Block Variable Annuity contingent capital LOC (13.1) (13.1) (11.6) (18.9) - - - -

Amortization of intangibles (8.8) (8.8) (8.7) (8.7) (9.1) (8.6) (8.4) (8.3)

Reserve increase related to the use of SSDMF* - - - - (68.9) - - -

Other 17.5 4.1 19.7 (4.1) 3.2 12.4 8.2 35.0 R

Operating earnings before income taxes (43.6) (57.6) (32.7) (48.4) (96.0) (20.8) (68.9) (44.3) R

R Revised as of May 30, 2013, from version originally published on May 23, 2013.

* US Social Security Death Master File

ING U.S.

ING U.S.
Closed Blocks Operating Earnings

(in millions USD)	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Closed Block Institutional Spread Products	4.7	10.0	8.9	22.1	14.9	22.6	26.2	19.5
Closed Block Other	19.1	11.8	30.9	2.2	0.2	(1.6)	(7.6)	(4.0)
Operating earnings before income taxes	**23.8**	**21.8**	**39.8**	**24.3**	**15.1**	**21.0**	**18.6**	**15.5**

Closed Block Institutional Spread Products	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Operating revenues								
Net investment income and net realized gains (losses)	23.7	29.6	30.1	42.9	38.6	41.5	60.5	48.2
Fee income	0.1	-	-	-	0.1	-	-	-
Premiums	0.6	0.5	0.6	0.6	0.6	0.5	0.6	0.6
Other revenue	(0.4)	(0.2)	(0.4)	(0.5)	(0.5)	(0.7)	(0.9)	(1.0)
Total operating revenues	**24.0**	**29.9**	**30.3**	**43.0**	**38.8**	**41.3**	**60.2**	**47.8**
Operating benefits and expenses								
Interest credited and other benefits to contract owners/policyholders	(16.1)	(16.6)	(17.4)	(17.4)	(18.3)	(15.4)	(30.6)	(24.7)
Operating expenses	(2.9)	(2.6)	(3.2)	(2.8)	(3.3)	(2.5)	(2.6)	(2.9)
Net amortization of DAC/VOBA	(0.2)	(0.1)	(0.2)	(0.1)	(0.2)	(0.1)	(0.2)	(0.1)
Interest expense	(0.1)	(0.6)	(0.6)	(0.6)	(2.1)	(0.7)	(0.6)	(0.6)
Total operating benefits and expenses	**(19.3)**	**(19.9)**	**(21.4)**	**(20.9)**	**(23.9)**	**(18.7)**	**(34.0)**	**(28.3)**
Operating earnings before income taxes	**4.7**	**10.0**	**8.9**	**22.1**	**14.9**	**22.6**	**26.2**	**19.5**

Closed Block Other	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Operating revenues								
Net investment income and net realized gains (losses)	10.9	8.3	7.6	8.2	7.3	9.7	12.6	9.4
Fee income	-	-	-	0.1	1.2	1.0	1.2	2.3
Premiums	0.9	1.2	1.3	1.7	1.5	0.4	0.7	1.7
Other revenue	2.4	1.1	(0.3)	0.4	0.1	1.4	0.9	0.8
Total operating revenues	**14.2**	**10.6**	**8.6**	**10.4**	**10.1**	**12.5**	**15.4**	**14.2**
Operating benefits and expenses								
Interest credited and other benefits to contract owners/policyholders	6.8	2.7	1.3	(7.0)	2.1	(9.6)	(11.4)	(10.1)
Operating expenses	(1.9)	(1.5)	21.0	(1.2)	(12.0)	(4.5)	(11.5)	(8.1)
Total operating benefits and expenses	**4.9**	**1.2**	**22.3**	**(8.2)**	**(9.9)**	**(14.1)**	**(23.0)**	**(18.2)**
Operating earnings before income taxes	**19.1**	**11.8**	**30.9**	**2.2**	**0.2**	**(1.6)**	**(7.6)**	**(4.0)**

Page 46 of 69

ING U.S.

Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Revenues								
Net investment income	17.2	12.2	5.9	17.4	30.7	7.8	22.5	24.8
Fee income	312.9	307.9	304.8	310.3	303.4	314.1	333.1	330.1
Net realized gains (losses)	(267.3)	(283.0)	480.8	(1,313.3)	(1,619.4)	1,231.8	74.0	(296.1)
Other revenues and premiums	5.3	5.4	6.7	6.8	6.5	8.9	10.9	11.8
Total revenues	**68.1**	**42.5**	**798.2**	**(978.8)**	**(1,278.8)**	**1,562.6**	**440.5**	**70.6**
Benefits and expenses								
Interest credited and other benefits to contract owners/policyholders	(107.6)	84.1	(286.4)	196.3	(135.3)	(623.6)	(115.6)	(8.4)
Operating expenses and interest expense	(113.3)	(113.3)	(113.6)	(110.2)	(100.5)	(104.1)	(109.1)	(107.5)
Net amortization of DAC/VOBA	(14.5)	(12.5)	(16.3)	(15.0)	5.5	(21.9)	(19.5)	(19.4)
Total benefits and expenses	**(235.4)**	**(41.7)**	**(416.3)**	**71.1**	**(230.3)**	**(749.6)**	**(244.2)**	**(135.3)**
Income (loss) before income taxes	**(167.3)**	**0.8**	**381.9**	**(907.7)**	**(1,509.1)**	**813.0**	**196.3**	**(64.7)**

	Three Months Ended 12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
The following table presents notable items that result in volatility in income (loss) before income taxes:								
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [1]	(18.0)	(449.7)	(74.1)	(316.5)	(1,479.0)	(342.2)	(78.4)	(162.7)
Gains (losses) related to CHO program [1]	18.5	(146.2)	64.1	(287.4)	(171.7)	70.1	(19.3)	(9.0)
Gain (loss) due to nonperformance risk[1]	(401.4)	358.9	170.4	(571.5)	(141.5)	797.8	17.4	(156.7)
Net investment gains (losses) [1]	(0.6)	(3.1)	8.5	21.9	(2.0)	56.5	14.1	(5.1)
DAC/VOBA and other intangibles unlocking and loss recognition	0.3	2.8	(1.5)	0.2	24.1	(3.4)	0.2	0.2

[1] Amounts exclude net amortization of DAC/VOBA and other intangibles.

Page 47 of 69

ING U.S.

Closed Block Variable Annuity Death and Living Benefits

Balances as of

(in millions USD) 12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

Death and living benefits-account value

GMAB/GMWB 1,048.1 1,119.3 1,137.1 1,237.0 1,190.4 1,179.0 1,418.0 1,513.2 GMIB 14,904.0 15,113.5 14,714.5 15,573.8 14,590.2 13,867.0 16,401.0 16,782.1 GMWBL 15,612.0 15,745.9 15,328.3 16,002.2 15,106.1 14,437.0 16,511.0 16,382.1 No living benefits 10,976.1 11,251.9 11,097.1 11,802.0 11,293.4 10,967.0 12,873.0 13,676.3

Total* 42,540.1 43,230.5 42,277.0 44,615.0 42,180.1 40,450.0 47,203.0 48,353.8

Discounted net amount at risk (after reinsurance)

Total DB NAR 7,029.1 7,025.5 7,956.2 6,901.6 8,894.0 10,665.0 6,524.0 6,306.0

GMAB/GMWB 42.4 44.2 55.7 46.2 70.7 102.0 71.0 46.0 GMIB 3,576.0 3,531.3 3,861.7 2,688.6 3,714.0 4,418.1 1,481.9 1,155.0 GMWBL 1,702.5 1,837.3 2,170.4 1,625.2 2,046.3 2,391.1 402.0 208.1

Total LB NAR 5,320.8 5,412.9 6,087.9 4,360.0 5,830.9 6,911.3 1,955.0 1,409.1

*Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business

ING U.S.

ING U.S.

Closed Block Variable Annuity AUM Rollforward

Three Months Ended

12/31/12 9/30/12 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11 3/31/11

(in millions USD)

Balance as of beginning of period 43,842.2 42,843.4 45,133.8 42,645.5 40,845.9 47,565.5 48,670.1 47,977.7

Deposits 127.1 115.2 132.7 125.4 136.0 118.4 143.0 145.8

Surrenders, benefits, and product charges(1,076.6)(953.3)(967.6)(1,021.8)(962.1)(1,016.8)(1,191.4)(1,162.5)

Net cash flow(949.5)(838.1)(834.8)(896.4)(826.0)(898.4)(1,048.4)(1,016.8)

Interest credited and investment performance 305.7 1,836.9(1,455.5) 3,384.7 2,625.6(5,821.2)(56.2) 1,709.2

Balance as of end of period* 43,198.4 43,842.2 42,843.4 45,133.8 42,645.5 40,845.9 47,565.5 48,670.1

Assets Under Management

General account 1,237.6 1,188.5 1,147.7 1,107.2 1,069.4 1,028.3 1,011.2 978.3

Separate account 41,960.8 42,653.7 41,695.7 44,026.6 41,576.1 39,817.6 46,554.3 47,691.7

Total* 43,198.4 43,842.2 42,843.4 45,133.8 42,645.5 40,845.9 47,565.5 48,670.1

Payout Reserves, included above

Reserves, end of period 607.8 561.4 515.7 464.0 413.8 346.0 0 305.1 257.2

*Includes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business

ING U.S.

ING U.S.

ING U.S.
Portfolio Composition

ING U.S.

Balances as of

(in millions USD)	12/31/12 Amount	12/31/12 % of Total	9/30/12 Amount	9/30/12 % of Total	6/30/12 Amount	6/30/12 % of Total	3/31/12 Amount	3/31/12 % of Total
Composition of Investment Portfolio								
Fixed maturities, available for sale, at fair value, before consolidation	70,995.5		71,077.1		67,961.6		66,510.8	
CLOs Adjustments [1]	(84.1)		(79.4)		(73.5)		(80.5)	
VOEs Adjustments [1]	(1.1)		40.7		35.1		34.3	
Fixed maturities, available for sale, at fair value, after consolidation	70,910.3	74.2%	71,038.4	74.6%	67,923.2	71.3%	66,464.6	73.8%
Fixed maturities, at fair value using the fair value option	2,771.3	2.8%	2,875.1	3.0%	3,145.9	3.3%	3,064.1	3.4%
Equity securities, available for sale, at fair value	340.1	0.4%	328.9	0.4%	343.0	0.4%	354.2	0.4%
Short-term investments	5,991.2	6.3%	3,637.4	3.8%	5,765.9	6.0%	3,073.3	3.4%
Mortgage loans on real estate	8,662.3	9.1%	8,682.6	9.1%	8,953.2	9.4%	8,929.0	9.9%
Loans - Dutch State Obligation	-	0.0%	1,503.6	1.6%	1,596.9	1.7%	1,645.0	1.8%
Policy loans	2,200.3	2.3%	2,212.9	2.3%	2,209.0	2.3%	2,224.1	2.5%
Limited partnerships/corporations, before consolidation	1,031.0		1,470.4		1,497.2		1,837.6	
VOEs Adjustments [1]	(565.9)		(955.6)		(965.6)		(1,210.8)	
Limited partnerships/corporations, after consolidation	465.1	0.5%	514.8	0.5%	531.6	0.6%	626.8	0.7%
Derivatives	2,374.5	2.5%	2,733.7	2.9%	2,983.1	3.1%	2,043.9	2.3%
Other investments	167.0	0.2%	205.1	0.2%	206.9	0.2%	207.1	0.2%
Securities pledged to creditors	1,605.5	1.7%	1,462.2	1.6%	1,657.4	1.7%	1,435.4	1.6%
Total investments, after consolidation	**95,487.6**	**100.0%**	**95,194.7**	**100.0%**	**95,316.1**	**100.0%**	**90,067.5**	**100.0%**
Fixed Maturity Securities - Security Sector [2]								
U.S. Government agencies and authorities	6,607.9	8.8%	6,769.9	9.0%	6,149.9	8.5%	5,277.5	7.4%
U.S. Corporate - Public	31,597.4	41.9%	30,568.2	40.5%	29,280.1	40.2%	28,182.0	39.7%
U.S. Corporate - Private	5,566.5	7.4%	5,486.5	7.3%	5,272.3	7.2%	5,140.5	7.3%
Foreign Government / Agency	1,190.0	1.6%	1,181.9	1.6%	1,132.9	1.6%	1,056.8	1.5%
Foreign Corporate - Public	6,476.7	8.6%	6,146.7	8.1%	5,857.9	8.1%	5,994.7	8.5%
Foreign Corporate - Private	8,317.8	11.0%	8,351.0	11.1%	8,227.4	11.3%	8,158.0	11.5%
State, municipalities and political subdivisions	352.8	0.5%	350.9	0.5%	349.7	0.5%	392.2	0.6%
Residential mortgaged-backed securities:					-			
CMO-B Agency	3,066.4	4.1%	3,288.5	4.4%	3,841.7	5.3%	3,783.6	5.3%
CMO-B Non-Agency	582.8	0.8%	612.1	0.8%	698.0	1.0%	710.5	1.0%
Agency	2,779.7	3.7%	3,475.4	4.6%	2,941.7	4.0%	2,863.6	4.0%
Non-Agency [3]	2,193.9	2.9%	2,255.8	3.0%	2,258.0	3.1%	2,399.0	3.4%
Total Residential mortgage-backed securities	**8,622.8**	**11.5%**	**9,631.8**	**12.8%**	**9,739.4**	**13.4%**	**9,756.7**	**13.7%**
Commercial mortgage-backed securities	4,946.4	6.6%	5,217.0	6.9%	5,197.5	7.1%	5,481.4	7.7%
Other asset-backed securities [3]	1,608.8	2.1%	1,671.8	2.2%	1,519.4	2.1%	1,524.3	2.1%
Total fixed maturities, including securities pledged	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**	**70,964.1**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates								
Due to mature:								
Due in one year or less	2,918.1	3.9%	2,980.3	4.0%	2,719.9	3.7%	2,371.7	3.3%
Due after one year through five years	15,353.4	20.4%	15,013.6	19.9%	14,273.8	19.6%	13,536.7	19.1%
Due after five years through ten years	19,179.7	25.5%	18,554.3	24.6%	18,014.0	24.8%	17,865.4	25.2%
Due after ten years	22,657.9	30.1%	22,306.9	29.6%	21,262.5	29.3%	20,427.9	28.9%
C-MOB	3,649.2	4.8%	3,900.6	5.2%	4,539.7	6.2%	4,494.1	6.3%
Mortgage-backed securities	9,920.0	13.2%	10,948.2	14.5%	10,397.2	14.3%	10,744.0	15.1%
Other asset-backed securities [3]	1,608.8	2.1%	1,671.8	2.2%	1,519.4	2.1%	1,524.3	2.1%
Total fixed maturities, including securities pledged	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**	**70,964.1**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation								
NAIC Quality Designation								
1	42,197.7	56.1%	42,964.1	57.0%	41,404.0	56.9%	40,017.1	56.4%
2	29,245.1	38.9%	28,571.7	37.9%	27,474.3	37.8%	26,887.1	37.8%
3	2,670.7	3.5%	2,794.8	3.7%	2,785.3	3.8%	2,975.1	4.2%
4	699.8	0.9%	534.1	0.7%	474.1	0.7%	544.5	0.8%
5	254.8	0.3%	251.1	0.3%	320.8	0.4%	504.9	0.7%
6	219.0	0.3%	259.9	0.4%	268.0	0.4%	35.4	0.1%
Total fixed maturities, including securities pledged [4]	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**	**70,964.1**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating								
ARO Quality Rating								
AAA	16,752.5	22.3%	17,963.9	23.8%	17,418.1	23.9%	16,790.1	23.7%
AA	4,067.1	5.4%	3,777.3	5.0%	3,602.6	5.0%	3,620.5	5.1%
A	19,414.6	25.8%	19,133.8	25.4%	18,473.4	25.4%	17,707.2	25.0%
BBB	29,445.1	39.1%	29,034.0	38.5%	27,860.2	38.3%	27,208.4	38.3%
BB	2,865.1	3.8%	2,876.4	3.8%	2,766.3	3.8%	2,980.9	4.2%
B and below	2,742.7	3.6%	2,590.3	3.5%	2,605.9	3.6%	2,657.0	3.7%
Total fixed maturities, including securities pledged	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**	**70,964.1**	**100.0%**

(in millions USD)	12/31/11 Amount	12/31/11 % of Total	9/30/11 Amount	9/30/11 % of Total	6/30/11 Amount	6/30/11 % of Total	3/31/11 Amount	3/31/11 % of Total
Composition of Investment Portfolio								
Fixed maturities, available for sale, at fair value, before consolidation	67,455.9		64,983.8		63,718.5		63,401.7	
CLOs Adjustments [1]	(77.6)		(98.3)		(113.2)		(113.8)	
VOEs Adjustments [1]	27.3		29.4		27.3		27.9	
Fixed maturities, available for sale, at fair value, after consolidation	67,405.6	72.7%	64,914.9	70.6%	63,632.6	73.3%	63,315.8	72.8%
Fixed maturities, at fair value using the fair value option	3,010.3	3.2%	2,991.2	3.3%	2,687.2	3.1%	2,722.6	3.1%
Equity securities, available for sale, at fair value	353.8	0.4%	436.2	0.5%	504.4	0.6%	515.7	0.6%
Short-term investments	3,572.7	3.8%	4,459.6	4.9%	2,473.1	2.8%	2,574.0	3.0%
Mortgage loans on real estate	8,691.1	9.5%	8,743.6	9.5%	8,652.9	9.9%	8,314.9	9.6%
Loans - Dutch State Obligation	1,792.7	1.9%	1,921.8	2.1%	2,031.5	2.3%	2,149.1	2.5%
Policy loans	2,263.9	2.4%	2,268.2	2.5%	2,347.8	2.7%	2,361.2	2.7%
Limited partnerships/corporations, before consolidation	1,769.7		1,903.3		1,878.1		1,780.7	
VOEs Adjustments [1]	(1,170.1)		(1,255.0)		(1,210.9)		(1,002.9)	
Limited partnerships/corporations, after consolidation	599.6	0.6%	648.3	0.7%	667.2	0.8%	777.8	0.9%
Derivatives	2,660.9	2.9%	2,694.1	2.9%	995.6	1.1%	748.4	0.9%
Other investments	215.1	0.2%	200.2	0.2%	200.5	0.2%	209.7	0.2%
Securities pledged to creditors	2,253.5	2.4%	2,585.7	2.8%	2,784.2	3.2%	3,183.4	3.7%
Total investments, after consolidation	**92,819.2**	**100.0%**	**91,863.8**	**100.0%**	**86,977.0**	**100.0%**	**86,872.6**	**100.0%**
Fixed Maturity Securities - Security Sector [2]								
U.S. Government agencies and authorities	6,700.3	9.2%	5,327.8	7.6%	5,413.8	7.8%	5,564.3	8.0%
U.S. Corporate - Public	28,377.9	39.1%	27,307.2	38.7%	25,460.7	36.8%	24,465.6	35.3%
U.S. Corporate - Private	5,095.2	7.0%	5,308.1	7.5%	4,965.5	7.2%	4,913.0	7.1%
Foreign Government / Agency	917.9	1.3%	1,009.7	1.4%	1,069.2	1.6%	1,317.6	1.9%
Foreign Corporate - Public	6,216.5	8.6%	6,130.6	8.7%	6,426.5	9.3%	6,631.3	9.6%
Foreign Corporate - Private	7,933.0	10.9%	7,867.4	11.2%	7,768.4	11.3%	7,387.0	10.6%
State, municipalities and political subdivisions	393.9	0.5%	406.9	0.6%	373.8	0.5%	396.4	0.6%
Residential mortgaged-backed securities:							-	
CMO-B Agency	3,836.7	5.3%	3,896.0	5.5%	3,725.0	5.4%	3,708.7	5.4%
CMO-B Non-Agency	763.8	1.0%	828.7	1.2%	786.4	1.1%	827.4	1.2%
Agency	2,953.8	4.1%	2,812.3	4.0%	2,386.2	3.5%	2,288.4	3.3%
Non-Agency [3]	2,454.5	3.4%	2,638.5	3.7%	3,334.1	4.8%	3,780.1	5.5%
Total Residential mortgage-backed securities	**10,008.8**	**13.8%**	**10,175.5**	**14.4%**	**10,231.7**	**14.8%**	**10,604.6**	**15.4%**
Commercial mortgage-backed securities	5,485.4	7.5%	5,466.4	7.8%	5,875.7	8.5%	6,306.2	9.1%
Other asset-backed securities [3]	1,540.5	2.1%	1,492.2	2.1%	1,518.7	2.2%	1,635.9	2.4%
Total fixed maturities, including securities pledged	**72,669.4**	**100.0%**	**70,491.8**	**100.0%**	**69,104.0**	**100.0%**	**69,221.9**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates								
Due to mature:								
Due in one year or less	2,885.5	4.0%	2,754.6	3.9%	2,576.0	3.7%	2,010.9	2.9%
Due after one year through five years	14,543.9	20.0%	13,787.7	19.6%	14,174.3	20.5%	14,849.8	21.4%
Due after five years through ten years	17,753.2	24.4%	17,231.4	24.4%	16,424.7	23.8%	16,052.9	23.2%
Due after ten years	20,452.1	28.1%	19,584.0	27.8%	18,302.9	26.5%	17,761.6	25.6%
C-MOB	4,600.5	6.3%	4,724.7	6.7%	4,511.4	6.5%	4,536.1	6.6%
Mortgage-backed securities	10,893.7	15.1%	10,917.2	15.5%	11,596.0	16.8%	12,374.7	17.9%
Other asset-backed securities [3]	1,540.5	2.1%	1,492.2	2.1%	1,518.7	2.2%	1,635.9	2.4%
Total fixed maturities, including securities pledged	**72,669.4**	**100.0%**	**70,491.8**	**100.0%**	**69,104.0**	**100.0%**	**69,221.9**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation								
NAIC Quality Designation								
1	42,279.7	58.2%	41,723.5	59.2%	41,237.6	59.7%	41,193.8	59.5%
2	26,155.9	36.0%	24,914.5	35.3%	23,519.2	34.0%	23,418.6	33.8%
3	3,045.7	4.2%	2,856.6	4.1%	3,382.8	4.9%	3,241.3	4.7%
4	629.7	0.9%	832.3	1.2%	764.2	1.1%	945.9	1.4%
5	390.0	0.5%	95.4	0.1%	97.2	0.1%	214.8	0.3%
6	168.4	0.2%	69.5	0.1%	103.0	0.2%	207.5	0.3%
Total fixed maturities, including securities pledged [4]	**72,669.4**	**100.0%**	**70,491.8**	**100.0%**	**69,104.0**	**100.0%**	**69,221.9**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating								
ARO Quality Rating								
AAA	18,630.8	25.7%	17,281.7	24.5%	17,438.1	25.2%	17,850.2	25.8%
AA	3,946.3	5.4%	4,059.7	5.8%	4,412.7	6.4%	4,720.3	6.8%
A	18,098.1	24.9%	18,102.5	25.7%	17,256.6	25.0%	16,801.7	24.3%
BBB	26,303.7	36.2%	25,271.8	35.9%	24,156.1	34.9%	23,971.2	34.7%
BB	2,998.6	4.1%	2,922.0	4.1%	3,163.0	4.6%	2,867.6	4.1%
B and below	2,691.9	3.7%	2,854.1	4.0%	2,677.5	3.9%	3,010.9	4.3%
Total fixed maturities, including securities pledged	**72,669.4**	**100.0%**	**70,491.8**	**100.0%**	**69,104.0**	**100.0%**	**69,221.9**	**100.0%**

(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.
(2) Fixed Maturity Securities includes fixed maturities,available for sale,fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) ARO ratings do not directly translate into NAIC ratings.

Page 51 of 69

ING U.S.
Portfolio Results

(in millions USD)	Three Months Ended															
	12/31/12		9/30/12		6/30/12		3/31/12		12/31/11		9/30/11		6/30/11		3/31/11	
Operating investment income and annualized yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities [1]	854.6	5.23%	872.7	5.42%	898.1	5.72%	890.0	5.56%	931.2	5.86%	899.6	5.78%	918.8	5.87%	895.8	5.67%
Equity securities	3.2	3.77%	5.4	6.81%	5.9	7.14%	3.2	3.67%	3.1	3.60%	5.7	5.36%	7.6	6.21%	10.9	8.80%
Mortgage loans	114.0	5.42%	119.0	5.50%	120.2	5.44%	122.4	5.67%	125.6	5.92%	119.5	5.69%	118.2	5.72%	116.8	5.86%
Limited partnerships	17.4	6.98%	22.2	6.22%	(47.8)	-11.98%	60.7	14.13%	(95.2)	-19.36%	43.2	9.50%	127.0	31.06%	44.1	10.42%
Policy loans	30.0	5.60%	30.1	5.60%	30.7	5.72%	30.7	5.68%	31.0	5.64%	29.4	5.32%	32.3	5.66%	32.9	5.73%
Dutch state obligation (Alt-A transaction)	1.6	0.91%	4.3	1.10%	4.4	1.09%	3.8	0.91%	4.1	0.92%	1.3	0.27%	2.7	0.53%	3.7	0.70%
Short-term investments	1.5	0.10%	1.0	0.11%	2.1	0.14%	0.8	0.10%	0.2	0.02%	2.1	0.19%	2.2	0.36%	2.2	0.34%
Derivatives [1]	(13.9)	N/A	(9.0)	N/A	(18.3)	N/A	(15.0)	N/A	(17.5)	N/A	(20.5)	N/A	(76.2)	N/A	(54.0)	N/A
Pre-payment fee income	17.9	0.08%	13.7	0.06%	17.3	0.08%	20.6	0.10%	14.2	0.07%	17.7	0.08%	29.9	0.15%	9.4	0.05%
Other assets	11.0	N/A	(1.6)	N/A	5.5	N/A	8.2	N/A	(15.6)	N/A	(0.3)	N/A	(2.2)	N/A	12.3	N/A
Gross investment income before expenses and fees	**1,037.3**	**4.94%**	**1,057.8**	**5.14%**	**1,018.1**	**4.89%**	**1,125.4**	**5.50%**	**981.1**	**4.78%**	**1,097.7**	**5.37%**	**1,160.3**	**5.79%**	**1,074.1**	**5.33%**
Expenses and fees	(41.4)	-0.20%	(40.0)	-0.20%	(41.8)	-0.21%	(41.7)	-0.21%	(39.0)	-0.19%	(45.1)	-0.23%	(43.2)	-0.22%	(44.6)	-0.23%
Total investment income and annualized yield	**995.9**	**4.74%**	**1,017.8**	**4.94%**	**976.3**	**4.68%**	**1,083.7**	**5.29%**	**942.1**	**4.59%**	**1,052.6**	**5.14%**	**1,117.1**	**5.57%**	**1,029.5**	**5.10%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	17.3		12.2		5.8		17.5		30.7		7.8		22.4		24.9	
Total investment income, excluding CBVA	**978.6**		**1,005.6**		**970.5**		**1,066.2**		**911.4**		**1,044.8**		**1,094.7**		**1,004.6**	
Trading Gains/Losses																
Fixed Maturities	45.9		194.9		56.3		111.3		101.3		161.8		165.4		33.0	
Equity securities	2.4		0.1		(0.9)		2.6		5.6		1.5		7.9		4.3	
Mortgage loans	7.7		-		(0.4)		0.4		1.7		1.5		1.8		0.7	
Other investments	(21.9)		9.0		(1.5)		(7.5)		(0.8)		1.8		(0.9)		(0.6)	
Total Trading Gains/Losses, excluding CBVA	**34.1**		**204.0**		**53.5**		**106.8**		**107.8**		**166.6**		**174.2**		**37.4**	
Impairments																
Fixed Maturities	(20.2)		(11.0)		(5.8)		(6.8)		(94.9)		(146.9)		(81.2)		(146.5)	
Equity securities	-		-		-		-		-		-		-		-	
Mortgage loans	(7.7)		-		-		-		(0.6)		(5.3)		(0.3)		(1.6)	
Other investments	-		(1.4)		-		-		-		-		-		-	
Total Impairments, excluding CBVA	**(27.9)**		**(12.4)**		**(5.8)**		**(6.8)**		**(95.5)**		**(152.2)**		**(81.5)**		**(148.1)**	
Fair Value Adjustments [2]	**(9.3)**		**44.0**		**85.4**		**(6.3)**		**32.4**		**46.5**		**102.8**		**87.9**	
Derivatives, including Change in Fair Value of Derivatives related to Guaranteed Benefits, excluding CBVA	**22.9**		**49.2**		**4.0**		**133.9**		**(96.0)**		**(315.6)**		**(135.8)**		**79.1**	
Net Realized Investment Gains (losses) and Net Guaranteed Benefit Hedging Gains (losses), excluding CBVA	**19.8**		**284.8**		**137.1**		**227.6**		**(51.3)**		**(254.7)**		**59.7**		**56.3**	
CBVA Investment Income and Realized Capital Gains (Losses)	**(250.1)**		**(270.8)**		**486.6**		**(1,295.8)**		**(1,588.6)**		**1,239.5**		**96.5**		**(271.3)**	
Business Sold Through MODCO REINS [3]	**(6.9)**		**18.8**		**21.5**		**(1.1)**		**2.0**		**58.0**		**14.5**		**(6.4)**	
Consolidation/eliminations [4]	**(70.2)**		**55.4**		**8.9**		**30.6**		**99.5**		**(6.3)**		**(100.9)**		**35.4**	
Total Investment Income and Realized Capital Gains (Losses)	**671.2**		**1,093.8**		**1,624.6**		**27.5**		**(627.0)**		**2,081.3**		**1,164.5**		**818.6**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.

[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.

[3] Income related to the Hannover Life Re Modco reinsurance transaction, in which the risk associated with these policies has been transferred to Hannover Life Re.

[4] Consolidation/eliminations includes:

-The impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company;

-The elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment;

-Other intersegment eliminations.

Page 52 of 69

ING U.S.
Alternative Investment Income

(in millions USD)	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Retirement								
Average alternative investments	292.2	505.0	624.8	670.2	770.4	751.6	702.6	682.4
Alternative investment income	0.9	2.6	14.8	24.9	(38.2)	18.8	55.9	6.1
Annuities								
Average alternative investments	188.5	277.3	313.2	358.5	347.5	323.0	302.8	288.8
Alternative investment income	2.0	2.0	9.5	12.3	(15.8)	8.8	24.8	4.8
Investment Management								
Average alternative investments	129.2	114.3	100.1	86.3	89.1	92.8	104.9	105.7
Alternative investment income	5.6	19.5	11.1	5.4	(9.1)	1.0	10.9	6.2
Individual Life								
Average alternative investments	133.5	195.5	225.3	235.7	264.0	252.7	236.7	225.9
Alternative investment income	(0.3)	0.7	5.9	5.8	(11.4)	6.2	21.8	2.9
Employee Benefits								
Average alternative investments	29.7	52.5	65.3	69.4	81.5	81.1	76.8	73.8
Alternative investment income	0.1	0.4	1.4	2.6	(3.7)	2.3	7.2	1.0
Total Ongoing Business								
Average alternative investments	**773.1**	**1,144.6**	**1,328.7**	**1,420.1**	**1,552.5**	**1,501.2**	**1,423.8**	**1,376.6**
Alternative investment income	**8.3**	**25.2**	**42.7**	**51.0**	**(78.2)**	**37.1**	**120.6**	**21.0**
Corporate								
Average alternative investments	101.6	96.5	93.5	90.5	86.3	86.8	85.1	80.0
Alternative investment income	5.1	6.3	6.9	5.1	1.8	5.5	7.7	-
Closed Blocks [(1)]								
Average alternative investments	41.5	80.4	111.2	120.6	29.4	103.1	133.1	126.1
Alternative investment income	4.0	0.7	2.3	4.6	(0.9)	0.2	9.4	2.0
Total ING U.S.								
Average alternative investments	**916.2**	**1,321.5**	**1,533.4**	**1,631.2**	**1,668.2**	**1,691.1**	**1,642.0**	**1,582.7**
Alternative investment income	**17.4**	**32.2**	**51.9**	**60.7**	**(77.3)**	**42.8**	**137.7**	**23.0**

[(1)] Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

* The investment income on alternative investments shown above for the period ended June 30, 2012 excludes the $92.0 million net loss on the sale of certain alternative investments during the period.

Page 53 of 69

ING U.S.
Unrealized Gains (Losses)

(in millions USD)

Fixed maturities, at fair value, using the fair value option
Aging Schedule

	Balances as of															
	12/31/12		9/30/12		6/30/12		3/31/12		12/31/11		9/30/11		6/30/11		3/31/11	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Less than 20%	(150.6)	51.4%	(172.5)	46.2%	(285.1)	44.6%	(321.6)	50.4%	(447.4)	48.8%	(640.2)	56.1%	(580.6)	64.4%	(682.9)	69.8%
20% or more for less than six months	(11.4)	3.9%	(31.0)	8.3%	(65.5)	10.3%	(27.6)	4.3%	(166.1)	18.1%	(212.8)	18.6%	(66.3)	7.3%	(42.1)	4.3%
20% or more for six months or greater	(130.7)	44.7%	(169.7)	45.5%	(288.3)	45.1%	(289.4)	45.3%	(304.0)	33.1%	(289.5)	25.3%	(255.8)	28.3%	(252.8)	25.9%
Total Unrealized Loss	**(292.7)**	**100.0%**	**(373.2)**	**100.0%**	**(638.9)**	**100.0%**	**(638.6)**	**100.0%**	**(917.5)**	**100.0%**	**(1,142.5)**	**100.0%**	**(902.7)**	**100.0%**	**(977.8)**	**100.0%**
Total Unrealized Gain	**8,155.7**		**8,277.8**		**7,133.2**		**6,128.1**		**6,464.3**		**6,097.6**		**4,305.4**		**4,029.7**	
Net Unrealized Gain/Loss	**7,863.0**		**7,904.6**		**6,494.3**		**5,489.5**		**5,546.8**		**4,955.1**		**3,402.7**		**3,051.9**	

Fixed Maturities Securities - Security Sector - Net Unrealized Gain/(Loss)*

	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
US Treasuries and US government agencies and authorities	768.2	835.8	845.2	518.6	773.4	744.8	37.7	(42.2)
US Corporate - Public	3,592.5	3,638.9	2,897.1	2,320.7	2,514.9	2,192.3	1,251.8	1,018.7
US Corporate - Private	585.3	607.0	532.6	492.4	471.7	485.8	370.5	303.0
Foreign Government / Agency	120.6	109.9	74.8	70.5	83.0	65.6	84.4	80.3
Foreign Corporate - Public	640.8	601.8	404.9	391.1	345.5	245.3	291.5	274.0
Foreign Corporate - Private	831.9	848.7	745.1	676.4	597.0	551.6	477.8	364.1
State, municipalities, and political subdivisions	32.6	29.4	28.0	23.6	18.8	(5.5)	(27.4)	(32.4)
Residential mortgaged-backed securities:								-
CMO-B Agency	551.1	587.4	710.4	701.2	771.7	816.9	834.2	836.9
CMO-B Non-Agency	136.0	134.2	179.0	186.2	196.6	220.3	185.5	174.4
Agency	67.4	90.2	78.0	72.7	81.8	82.9	56.5	33.9
Non-Agency	(41.8)	(111.3)	(304.9)	(324.9)	(463.4)	(456.8)	(372.9)	(309.3)
Total Residential mortgage-backed securities	**712.7**	**700.5**	**662.5**	**635.2**	**586.7**	**663.3**	**703.3**	**735.9**
Commercial Mortgage-Backed Securities	507.5	457.5	239.5	298.6	98.3	(47.8)	170.5	306.8
Other Asset-Backed Securities*	70.9	75.1	64.6	62.4	57.5	59.7	42.6	43.7
Total Net Unrealized Gain/Loss	**7,863.0**	**7,904.6**	**6,494.3**	**5,489.5**	**5,546.8**	**4,955.1**	**3,402.7**	**3,051.9**

* Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

Page 54 of 69

ING U.S.
Asset Backed Securities

(in millions USD)

RMBS Balances by Collateral Type

	Balances as of															
	12/31/12		9/30/12		6/30/12		3/31/12		12/31/11		9/30/11		6/30/11		3/31/11	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,844.8	5,070.0	6,763.9	5,929.3	6,783.4	5,821.7	6,647.2	5,706.6	6,790.5	5,754.8	6,706.8	5,608.1	6,109.5	5,054.2	5,995.4	4,984.3
Prime / Non-Agency	1,399.4	1,215.3	1,503.2	1,312.7	1,621.0	1,439.9	1,712.3	1,539.5	1,833.3	1,695.0	1,996.8	1,846.5	2,072.3	1,931.4	2,204.7	2,070.7
Alt-A RMBS	411.3	389.2	415.2	407.4	399.7	431.9	418.4	450.7	410.8	470.8	450.0	491.6	464.3	514.3	499.3	540.6
Subprime Mortgage-Backed Securities	967.3	998.0	949.5	1,039.1	935.3	1,122.5	978.8	1,184.0	974.2	1,241.2	1,021.9	1,287.8	1,585.6	1,796.3	1,905.2	2,067.0
Total	**8,622.8**	**7,672.5**	**9,631.8**	**8,688.5**	**9,739.4**	**8,816.0**	**9,756.7**	**8,880.8**	**10,008.8**	**9,161.8**	**10,175.5**	**9,234.0**	**10,231.7**	**9,296.2**	**10,604.6**	**9,662.6**

CMBS Balances by Year of Origination

	Balances as of															
	12/31/12		9/30/12		6/30/12		3/31/12		12/31/11		9/30/11		6/30/11		3/31/11	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2008	12.9	11.1	15.3	13.0	15.2	14.6	15.8	14.8	14.9	14.8	14.4	14.8	15.2	14.8	15.6	14.6
2007	1,850.3	1,636.8	2,018.7	1,841.4	1,898.2	1,860.7	1,930.9	1,878.0	1,829.8	1,899.6	1,758.5	1,909.4	1,902.0	1,935.2	2,040.3	1,990.2
2006	1,493.7	1,315.8	1,494.1	1,333.5	1,449.7	1,357.1	1,482.3	1,365.9	1,451.5	1,390.7	1,436.6	1,425.8	1,539.4	1,469.2	1,679.5	1,555.0
2005 and prior	1,589.5	1,475.2	1,688.9	1,571.6	1,834.4	1,725.6	2,052.4	1,924.1	2,189.2	2,082.0	2,256.9	2,164.2	2,419.1	2,286.0	2,570.8	2,439.6
Total	**4,946.4**	**4,438.9**	**5,217.0**	**4,759.5**	**5,197.5**	**4,958.0**	**5,481.4**	**5,182.8**	**5,485.4**	**5,387.1**	**5,466.4**	**5,514.2**	**5,875.7**	**5,705.2**	**6,306.2**	**5,999.4**

Other ABS Balances by Loan Classification

	Balances as of															
	12/31/12		9/30/12		6/30/12		3/31/12		12/31/11		9/30/11		6/30/11		3/31/11	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	651.7	614.8	671.4	631.9	619.5	584.2	647.0	615.0	663.2	632.1	645.5	612.3	669.3	647.5	733.3	718.8
Automobile Receivables	535.2	531.1	573.8	568.8	460.0	456.9	422.5	420.1	429.5	428.4	356.8	355.0	286.7	285.1	299.7	298.9
CLO's *	66.1	68.0	82.1	86.0	75.2	84.5	78.5	84.3	71.4	83.3	97.6	112.8	183.0	192.0	212.9	208.0
Other	355.8	334.2	344.5	321.5	364.7	343.4	376.3	356.2	376.4	356.4	392.3	369.4	379.7	362.4	390.0	376.5
Total	**1,608.8**	**1,548.1**	**1,671.8**	**1,608.2**	**1,519.4**	**1,469.0**	**1,524.3**	**1,475.6**	**1,540.5**	**1,500.2**	**1,492.2**	**1,449.5**	**1,518.7**	**1,487.0**	**1,635.9**	**1,602.2**

* Excludes consolidated CLO's

Page 55 of 69

ING U.S.
RMBS Securities Summary

(in millions USD)

RMBS*
By Rating and Origination Year
As of December 31, 2012

NAIC Rating	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,818.5	5,039.6	730.6	637.2	140.5	120.2	582.6	551.2	7,272.2	6,348.2
2	10.3	12.3	148.3	152.1	48.9	50.5	115.2	122.3	322.7	337.2
3	10.1	12.2	163.9	165.3	77.3	71.2	161.3	188.7	412.6	437.4
4	5.9	5.9	113.9	113.7	110.5	112.0	78.5	96.7	308.8	328.3
5	-	-	54.9	39.1	30.9	31.6	27.5	36.3	113.3	107.0
6	-	-	187.8	107.9	3.2	3.7	2.2	2.8	193.2	114.4
Total by rating	**5,844.8**	**5,070.0**	**1,399.4**	**1,215.3**	**411.3**	**389.2**	**967.3**	**998.0**	**8,622.8**	**7,672.5**

ARO Rating	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,800.1	5,020.7	42.0	40.4	0.7	0.8	10.9	10.5	5,853.7	5,072.4
AA	8.3	8.3	48.1	45.3	4.9	4.4	9.6	9.7	70.9	67.7
A	-	-	158.0	152.2	6.4	6.2	52.0	53.5	216.4	211.9
BBB	-	-	155.5	152.2	16.9	17.0	58.0	62.2	230.4	231.4
BB	10.1	12.2	89.8	82.6	20.0	20.8	111.8	124.8	231.7	240.4
B and below	26.3	28.8	906.0	742.6	362.4	340.0	725.0	737.3	2,019.7	1,848.7
Total by rating	**5,844.8**	**5,070.0**	**1,399.4**	**1,215.3**	**411.3**	**389.2**	**967.3**	**998.0**	**8,622.8**	**7,672.5**

Origination Year	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2012	511.8	511.1	-	-	-	-	-	-	511.8	511.1
2011	908.6	885.5	-	-	-	-	-	-	908.6	885.5
2010	932.9	910.2	32.9	31.6	-	-	-	-	965.8	941.8
2009	361.7	356.6	17.4	17.6	-	-	-	-	379.1	374.2
2008	242.7	221.9	-	-	-	-	-	-	242.7	221.9
2007	599.8	534.4	196.0	184.4	83.8	84.7	281.1	281.4	1,160.7	1,084.9
2006	691.9	504.5	321.2	231.3	106.3	83.2	356.3	348.5	1,475.7	1,167.5
2005 and prior	1,595.4	1,145.8	831.9	750.4	221.2	221.3	329.9	368.1	2,978.4	2,485.6
Total by origination year	**5,844.8**	**5,070.0**	**1,399.4**	**1,215.3**	**411.3**	**389.2**	**967.3**	**998.0**	**8,622.8**	**7,672.5**

* Subprime mortgage -backed securities are included in RMBS under this presentation

Page 56 of 69

ING U.S.
CMBS and Other Asset-Backed Securities Summary

(in millions USD)

CMBS
By Rating and Vintage
As of December 31, 2012

Origination Year	AAA		AA		A		BBB		BB		B & Below		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2008	1.7	1.7	-	-	-	-	11.2	9.4	-	-	-	-	12.9	11.1
2007	92.7	86.4	411.5	362.3	193.9	172.6	610.6	536.3	311.4	273.6	230.2	205.7	1,850.3	1,636.9
2006	615.7	550.7	254.4	224.8	211.9	187.2	227.6	204.6	137.1	105.4	47.0	43.0	1,493.7	1,315.7
2005 and prior	1,172.1	1,107.7	185.8	171.3	149.3	132.8	31.6	29.5	35.2	23.8	15.5	10.1	1,589.5	1,475.2
Total by origination year	**1,882.2**	**1,746.5**	**851.7**	**758.4**	**555.1**	**492.6**	**881.0**	**779.8**	**483.7**	**402.8**	**292.7**	**258.8**	**4,946.4**	**4,438.9**

Other Asset-Backed Securities*
By Rating and Classification
As of December 31, 2012

ARO Rating	Credit Card Receivables		Automobile Receivables		CLO's**		Other		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	626.5	591.5	535.2	531.1	1.5	-	315.9	298.6	1,479.1	1,421.2
AA	-	-	-	-	14.3	13.1	0.5	0.5	14.8	13.6
A	22.7	20.8	-	-	39.7	35.2	16.5	18.0	78.9	74.0
BBB	2.5	2.5	-	-	7.8	6.8	16.9	15.8	27.2	25.1
BB	-	-	-	-	-	-	1.1	1.1	1.1	1.1
B and below	-	-	-	-	2.8	12.9	4.9	0.2	7.7	13.1
Total by rating	**651.7**	**614.8**	**535.2**	**531.1**	**66.1**	**68.0**	**355.8**	**334.2**	**1,608.8**	**1,548.1**

NAIC Designation	Credit Card Receivables		Automobile Receivables		CLO's**		Other		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	649.2	612.3	535.2	531.1	55.5	48.3	332.9	317.0	1,572.8	1,508.7
2	2.5	2.5	-	-	7.8	6.8	16.9	15.8	27.2	25.1
3	-	-	-	-	-	-	1.1	1.1	1.1	1.1
4	-	-	-	-	-	-	-	-	-	-
5	-	-	-	-	-	-	-	-	-	-
6	-	-	-	-	2.8	12.9	4.9	0.3	7.7	13.2
Total by rating	**651.7**	**614.8**	**535.2**	**531.1**	**66.1**	**68.0**	**355.8**	**334.2**	**1,608.8**	**1,548.1**

* Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
** Excludes consolidated CLO's

Page 57 of 69

ING U.S.
Mortgage Loans on Real Estate

(in millions USD)

Mortgage Loans on Real Estate by Region and Property Type

	Balances as of															
	12/31/12		9/30/12		6/30/12		3/31/12		12/31/11		9/30/11		6/30/11		3/31/11	
U.S. Region	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**
Pacific	1,973.9	22.8%	2,065.6	23.7%	2,109.1	23.5%	2,147.0	24.1%	2,140.2	24.6%	2,197.9	25.1%	2,205.3	25.4%	2,089.0	25.1%
South Atlantic	1,687.6	19.4%	1,690.6	19.4%	1,762.2	19.7%	1,648.0	18.4%	1,555.4	17.9%	1,551.3	17.7%	1,505.4	17.4%	1,492.8	18.0%
Middle Atlantic	1,059.5	12.2%	1,054.5	12.1%	1,066.8	11.9%	1,099.5	12.3%	1,124.0	12.9%	1,121.1	12.8%	1,160.4	13.4%	1,181.5	14.2%
East North Central	962.8	11.1%	986.8	11.4%	1,047.8	11.7%	1,031.3	11.6%	1,010.4	11.6%	1,014.3	11.6%	881.3	10.2%	823.3	9.9%
West South Central	1,176.3	13.6%	1,107.9	12.8%	1,140.6	12.7%	1,145.1	12.8%	1,100.3	12.7%	1,121.2	12.8%	1,106.4	12.8%	1,025.0	12.3%
Mountain	718.2	8.3%	693.2	8.0%	743.3	8.3%	776.6	8.7%	776.9	8.9%	749.4	8.6%	804.4	9.3%	791.3	9.5%
West North Central	537.5	6.2%	525.9	6.1%	506.8	5.7%	495.1	5.5%	415.4	4.8%	421.0	4.8%	431.6	5.0%	385.3	4.6%
New England	334.6	3.9%	330.1	3.8%	340.0	3.8%	345.7	3.9%	320.0	3.7%	317.9	3.6%	320.1	3.7%	309.7	3.7%
East South Central	215.8	2.5%	232.5	2.7%	241.3	2.7%	245.6	2.7%	252.9	2.9%	254.7	3.0%	244.0	2.8%	223.3	2.7%
Total Commercial Mortgage Loans [1]	**8,666.2**	**100.0%**	**8,687.1**	**100.0%**	**8,957.9**	**100.0%**	**8,933.9**	**100.0%**	**8,695.5**	**100.0%**	**8,748.8**	**100.0%**	**8,658.9**	**100.0%**	**8,321.2**	**100.0%**
Property Type																
Industrial	3,361.5	38.8%	3,354.8	38.5%	3,458.2	38.6%	3,467.6	38.8%	3,457.0	39.8%	3,443.6	39.4%	3,298.7	38.1%	3,071.0	36.9%
Retail	2,350.2	27.1%	2,167.5	25.0%	2,240.1	25.0%	2,230.2	24.9%	2,104.2	24.2%	2,084.5	23.8%	2,092.4	24.2%	1,923.8	23.1%
Office	1,284.7	14.8%	1,344.9	15.5%	1,420.2	15.9%	1,381.2	15.5%	1,384.5	15.9%	1,428.5	16.3%	1,400.1	16.2%	1,369.2	16.5%
Apartments	952.1	11.0%	974.2	11.2%	984.8	11.0%	992.1	11.1%	972.8	11.2%	1,011.5	11.6%	1,016.1	11.7%	1,050.2	12.6%
Hotel/Motel	280.6	3.2%	436.4	5.0%	438.3	4.9%	451.3	5.1%	468.4	5.4%	471.4	5.4%	512.0	5.9%	549.0	6.6%
Other	363.1	4.2%	334.9	3.9%	340.7	3.8%	335.3	3.7%	280.0	3.2%	280.3	3.2%	312.1	3.6%	330.2	4.0%
Mixed Use	74.0	0.9%	74.4	0.9%	75.6	0.8%	76.2	0.9%	28.6	0.3%	29.0	0.3%	27.5	0.3%	27.8	0.3%
Total Commercial Mortgage Loans	**8,666.2**	**100.0%**	**8,687.1**	**100.0%**	**8,957.9**	**100.0%**	**8,933.9**	**100.0%**	**8,695.5**	**100.0%**	**8,748.8**	**100.0%**	**8,658.9**	**100.0%**	**8,321.2**	**100.0%**
Loan Size																
Under $5 million	1,683.0	19.4%	1,698.4	19.5%	1,718.4	19.2%	1,727.8	19.3%	1,783.1	20.5%	1,762.8	20.2%	1,778.9	20.5%	1,671.3	20.1%
$5 million but less than $10 million	1,641.1	18.9%	1,675.4	19.3%	1,674.6	18.7%	1,673.9	18.7%	1,646.6	18.9%	1,610.9	18.4%	1,554.2	17.9%	1,516.2	18.2%
$10 million but less than $20 million	1,578.6	18.2%	1,611.8	18.6%	1,593.8	17.8%	1,576.1	17.6%	1,577.5	18.1%	1,660.0	19.0%	1,581.7	18.3%	1,543.3	18.6%
$20 million but less than $30 million	753.2	8.7%	705.3	8.1%	718.2	8.0%	759.2	8.6%	822.4	9.5%	799.3	9.1%	855.3	9.9%	718.6	8.6%
$30 million and over	3,010.3	34.8%	2,996.2	34.5%	3,252.9	36.3%	3,196.9	35.8%	2,865.9	33.0%	2,915.8	33.3%	2,888.8	33.4%	2,871.8	34.5%
Total Commercial Mortgage Loans	**8,666.2**	**100.0%**	**8,687.1**	**100.0%**	**8,957.9**	**100.0%**	**8,933.9**	**100.0%**	**8,695.5**	**100.0%**	**8,748.8**	**100.0%**	**8,658.9**	**100.0%**	**8,321.2**	**100.0%**
Other Stats as ratios																
LTV - Origination	57.7%		56.9%		56.6%		56.5%		56.3%		56.2%		55.3%		54.7%	
LTV - Current	55.0%		53.8%		54.4%		54.6%		54.6%		53.4%		52.0%		51.0%	
Debt Service Coverage	2.0		2.0		2.0		2.0		2.0		2.0		2.1		2.0	
Other Stats in USD millions																
60+day delinq (incl in process of foreclosure)																
US GAAP Book Value	9.0		16.7		16.7		18.3		16.6		24.6		8.1		10.3	
Allowance for loan losses	3.9		4.5		4.7		4.9		4.4		5.2		6.0		6.3	

[1] Total Commercial Mortgage Loans shown includes allowance for loan losses.

Page 58 of 69

ING U.S.

U.S. and Foreign Corporate Securities

(in millions USD)

Summary of Corporate Securities by Industry Category

		Balances as of															
		12/31/12		9/30/12		6/30/12		3/31/12		12/31/11		9/30/11		6/30/11		3/31/11	
Type	**Industry**	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	3,670.9	9.6%	3,608.0	9.8%	3,438.1	9.8%	3,408.8	10.0%	3,586.3	10.4%	3,277.6	9.8%	3,278.2	10.3%	3,261.2	10.5%
	Financial	5,579.5	14.7%	5,341.0	14.5%	5,399.7	15.4%	5,479.8	16.0%	5,644.8	16.3%	5,450.2	16.3%	5,641.9	17.7%	5,470.5	17.6%
	Industrial and other companies	21,065.0	55.4%	19,999.6	54.5%	18,863.9	53.7%	18,119.1	53.0%	18,136.5	52.4%	17,431.2	52.1%	16,356.8	51.3%	16,008.3	51.5%
	Utilities	6,718.7	17.6%	6,756.4	18.4%	6,513.1	18.5%	6,273.7	18.4%	6,288.4	18.2%	6,390.0	19.1%	5,795.5	18.2%	5,580.8	17.9%
	Transportation	1,040.0	2.7%	1,009.9	2.8%	923.2	2.6%	895.3	2.6%	938.4	2.7%	888.8	2.7%	814.8	2.5%	776.1	2.5%
	Sub-total	38,074.1	100.0%	36,714.9	100.0%	35,138.0	100.0%	34,176.7	100.0%	34,594.4	100.0%	33,437.8	100.0%	31,887.2	100.0%	31,096.9	100.0%
Private	Communications	499.6	3.6%	498.5	3.6%	362.6	2.7%	363.2	2.7%	358.1	2.8%	364.3	2.8%	366.3	2.9%	388.7	3.2%
	Financial	1,036.1	7.5%	1,040.5	7.5%	1,029.3	7.6%	1,033.9	7.8%	981.4	7.5%	1,162.5	8.8%	1,225.1	9.6%	1,205.1	9.8%
	Industrial and other companies	8,587.4	61.8%	8,519.0	61.6%	8,322.9	61.7%	8,284.1	62.3%	8,120.0	62.3%	8,148.8	61.9%	7,710.9	60.5%	7,627.5	62.0%
	Utilities	3,356.0	24.2%	3,410.3	24.6%	3,401.8	25.2%	3,236.0	24.3%	3,169.9	24.3%	3,089.1	23.4%	3,028.3	23.8%	2,692.2	21.9%
	Transportation	405.2	2.9%	369.2	2.7%	383.1	2.8%	381.3	2.9%	398.8	3.1%	410.8	3.1%	403.3	3.2%	386.5	3.1%
	Sub-total	13,884.3	100.0%	13,837.5	100.0%	13,499.7	100.0%	13,298.5	100.0%	13,028.2	100.0%	13,175.5	100.0%	12,733.9	100.0%	12,300.0	100.0%
Total	Communications	4,170.5	8.0%	4,106.5	8.2%	3,800.7	7.8%	3,772.0	7.9%	3,944.4	8.3%	3,641.9	7.8%	3,644.5	8.2%	3,649.9	8.4%
	Financial	6,615.6	12.7%	6,381.5	12.6%	6,429.0	13.2%	6,513.7	13.7%	6,626.2	13.9%	6,612.7	14.2%	6,867.0	15.4%	6,675.6	15.4%
	Industrial and other companies	29,652.4	57.1%	28,518.6	56.4%	27,186.8	55.9%	26,403.2	55.6%	26,256.5	55.1%	25,580.0	54.9%	24,067.7	53.9%	23,635.8	54.5%
	Utilities	10,074.7	19.4%	10,166.7	20.1%	9,914.9	20.4%	9,509.7	20.1%	9,458.3	19.9%	9,479.1	20.3%	8,823.8	19.8%	8,273.0	19.0%
	Transportation	1,445.2	2.8%	1,379.1	2.7%	1,306.3	2.7%	1,276.6	2.7%	1,337.2	2.8%	1,299.6	2.8%	1,218.1	2.7%	1,162.6	2.7%
	Total	**51,958.4**	**100.0%**	**50,552.4**	**100.0%**	**48,637.7**	**100.0%**	**47,475.2**	**100.0%**	**47,622.6**	**100.0%**	**46,613.3**	**100.0%**	**44,621.1**	**100.0%**	**43,396.9**	**100.0%**

Page 59 of 69

ING U.S.
Exposure to European Debt-Fixed Maturities and Equity Securities

(in millions USD)

Exposure to Select European Countries	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
As of December 31, 2012	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Amortized Cost**	**% of Total**
Ireland	-	0.0%	-	0.0%	345.6	4.7%	345.6	4.0%	326.4	4.3%
Italy	-	0.0%	-	0.0%	326.6	4.5%	326.6	3.9%	292.9	3.9%
Portugal	-	0.0%	-	0.0%	9.8	0.1%	9.8	0.1%	7.4	0.1%
Spain	-	0.0%	-	0.0%	232.7	3.2%	232.7	2.8%	230.0	3.0%
Total Peripheral Euro-Zone	**-**	**0.0%**	**-**	**0.0%**	**914.7**	**12.5%**	**914.7**	**10.8%**	**856.7**	**11.3%**
Austria	-	0.0%	-	0.0%	77.4	1.1%	77.4	0.9%	75.0	1.0%
Belgium	39.1	12.5%	-	0.0%	357.4	4.9%	396.5	4.7%	328.4	4.3%
Bulgaria	6.1	2.0%	-	0.0%	-	0.0%	6.1	0.1%	5.9	0.1%
Croatia	29.3	9.4%	-	0.0%	-	0.0%	29.3	0.3%	25.5	0.3%
Czech Republic	-	0.0%	-	0.0%	10.7	0.1%	10.7	0.1%	10.1	0.1%
Denmark	-	0.0%	10.4	1.3%	85.5	1.2%	95.9	1.1%	83.5	1.1%
Finland	-	0.0%	-	0.0%	42.9	0.6%	42.9	0.5%	39.5	0.5%
France	-	0.0%	94.8	11.4%	404.1	5.5%	498.9	5.9%	462.0	6.1%
Germany	-	0.0%	52.1	6.3%	670.0	9.2%	722.1	8.6%	652.1	8.6%
Hungary	6.2	2.0%	-	0.0%	-	0.0%	6.2	0.1%	5.8	0.1%
Kazakhstan	58.8	18.8%	-	0.0%	5.8	0.1%	64.6	0.8%	54.6	0.7%
Latvia	5.0	1.6%	-	0.0%	-	0.0%	5.0	0.1%	4.6	0.1%
Lithuania	36.3	11.6%	-	0.0%	-	0.0%	36.3	0.4%	30.7	0.4%
Luxembourg	-	0.0%	-	0.0%	134.1	1.8%	134.1	1.6%	131.8	1.7%
Netherlands	-	0.0%	179.5	21.6%	1,077.9	14.8%	1,257.4	14.9%	1,120.3	14.7%
Norway	-	0.0%	2.5	0.3%	217.1	3.0%	219.6	2.6%	201.8	2.7%
Russian Federation	96.8	31.0%	-	0.0%	102.7	1.4%	199.5	2.4%	172.9	2.3%
Slovakia	5.4	1.7%	-	0.0%	-	0.0%	5.4	0.1%	4.9	0.1%
Sweden	23.6	7.6%	19.4	2.3%	128.8	1.8%	171.8	2.0%	156.2	2.1%
Switzerland	-	0.0%	156.7	18.8%	562.6	7.7%	719.3	8.5%	641.6	8.4%
Turkey	5.6	1.8%	-	0.0%	-	0.0%	5.6	0.1%	5.4	0.1%
United Kingdom	-	0.0%	316.1	38.0%	2,499.6	34.3%	2,815.7	33.4%	2,529.9	33.2%
Total Non-Peripheral Europe	**312.2**	**100.0%**	**831.5**	**100.0%**	**6,376.6**	**87.5%**	**7,520.3**	**89.2%**	**6,742.5**	**88.7%**
Total Europe	**312.2**	**100.0%**	**831.5**	**100.0%**	**7,291.3**	**100.0%**	**8,435.0**	**100.0%**	**7,599.2**	**100.0%**

Page 60 of 69

ING U.S.

ING U.S.
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
DAC/VOBA and other intangibles unlocking								
Retirement	(8.9)	15.9	(5.1)	3.8	28.5	(17.2)	15.8	17.1
Annuities	(44.4)	(12.9)	(8.6)	(20.3)	177.9	53.3	22.2	12.7
Total Retirement Solutions	(53.3)	3.0	(13.7)	(16.5)	206.4	36.1	38.0	29.8
Investment Management	-	-	-	-	-	-	-	-
Individual Life	4.6	3.4	(0.2)	(4.4)	(18.9)	18.7	(4.3)	(1.9)
Employee Benefits	-	-	-	-	-	-	-	-
Total Insurance Solutions	4.6	3.4	(0.2)	(4.4)	(18.9)	18.7	(4.3)	(1.9)
Ongoing Business	**(48.7)**	**6.4**	**(13.9)**	**(20.9)**	**187.5**	**54.8**	**33.7**	**27.9**
Corporate	-	-	-	-	-	-	-	-
Total Closed Blocks	-	-	-	-	-	-	-	-
Total DAC/VOBA and other intangibles unlocking	**(48.7)**	**6.4**	**(13.9)**	**(20.9)**	**187.5**	**54.8**	**33.7**	**27.9**
Additional adjustments*								
Retirement	-	(1.0)	(50.0)	19.8	-	-	-	-
Annuities	-	(0.3)	(18.5)	7.6	-	-	-	-
Total Retirement Solutions	-	(1.3)	(68.5)	27.4	-	-	-	-
Investment Management	-	-	2.2	-	-	-	-	-
Individual Life	-	5.2	(3.1)	12.7	-	-	-	-
Employee Benefits	-	0.6	(3.8)	3.3	-	-	-	-
Total Insurance Solutions	-	5.8	(6.9)	16.0	-	-	-	-
Ongoing Business	**-**	**4.5**	**(73.2)**	**43.4**	**-**	**-**	**-**	**-**
Corporate	(39.2)	(39.8)	(32.1)	(16.7)	(90.1)	(24.6)	(68.9)	(71.0)
Total Closed Blocks	-	-	(10.1)	4.3	-	-	-	-
Total non-recurring items and interest expense	**(39.2)**	**(35.3)**	**(115.4)**	**31.0**	**(90.1)**	**(24.6)**	**(68.9)**	**(71.0)**
Total adjustments to operating earnings								
Retirement	(8.9)	14.9	(55.1)	23.6	28.5	(17.2)	15.8	17.1
Annuities	(44.4)	(13.2)	(27.1)	(12.7)	177.9	53.3	22.2	12.7
Total Retirement Solutions	(53.3)	1.7	(82.2)	10.9	206.4	36.1	38.0	29.8
Investment Management	-	-	2.2	-	-	-	-	-
Individual Life	4.6	8.6	(3.3)	8.3	(18.9)	18.7	(4.3)	(1.9)
Employee Benefits	-	0.6	(3.8)	3.3	-	-	-	-
Total Insurance Solutions	4.6	9.2	(7.1)	11.6	(18.9)	18.7	(4.3)	(1.9)
Ongoing Business	**(48.7)**	**10.9**	**(87.1)**	**22.5**	**187.5**	**54.8**	**33.7**	**27.9**
Corporate	(39.2)	(39.8)	(32.1)	(16.7)	(90.1)	(24.6)	(68.9)	(71.0)
Total Closed Blocks	-	-	(10.1)	4.3	-	-	-	-
Total adjustments to operating earnings	**(87.9)**	**(28.9)**	**(129.3)**	**10.1**	**97.4**	**30.2**	**(35.2)**	**(43.1)**

* Additional adjustments include impact of portfolio restructuring, SSMDF, and interest expenses

Page 62 of 69

ING U.S.

Average Capital and Financial Leverage

Balances as of

(in millions USD, unless otherwise indicated) 12/31/12 12/31/11

ING U.S., Inc. Shareholder’s Equity 13,874.9 12,353.9

AOCI 3,710.7 2,595.0

ING U.S., Inc. Shareholder’s Equity, excluding AOCI 10,164.2 9,758.9

Financial Leverage (1) 3,808.3 4,041.3

Total Capital 13,972.5 13,800.2

Financial Leverage to Total Capital 27.3% 29.3%

Average Capital (average for period) 13,886.4 13,588.7

(1) Financial leverage is defined as short term debt, long term debt, and loans from certain subsidiaries, excluding operating leverage. We define operating leverage as self-liquidating forms of financing, including securities lending, reverse repurchase and captive reinsurance reserve financing arrangements. The following table presents a reconciliation of financial leverage to debt:

Balances as of

(in millions USD, unless otherwise indicated) 12/31/12 12/31/11

Short-term Debt 1,064.6 1,054.6

Long-term Debt 3,171.1 1,343.1

Total Debt 4,235.7 2,397.7

Less: operating leverage(688.4)(688.4)

Plus: loans from subsidiaries 261.0 2,332.0

Financial Leverage 3,808.3 4,041.3

ING U.S.

ING U.S.
Operating Revenues by Segment

(in millions USD)	Three Months Ended 12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Retirement	570.5	582.1	538.9	580.4	498.3	559.4	606.8	560.9
Annuities	317.4	309.7	328.7	351.2	318.3	355.2	367.5	360.4
Total Retirement Solutions	887.9	891.8	867.6	931.6	816.6	914.6	974.3	921.3
Investment Management	142.5	142.2	130.2	130.6	110.1	122.5	130.7	128.6
Individual Life	694.2	678.5	709.2	712.0	701.6	710.9	695.2	677.3
Employee Benefits	313.6	310.5	313.8	313.3	304.6	311.4	308.7	321.5
Total Insurance Solutions	1,007.8	989.0	1,023.0	1,025.3	1,006.2	1,022.3	1,003.9	998.8
Ongoing Business	**2,038.2**	**2,023.0**	**2,020.8**	**2,087.5**	**1,932.9**	**2,059.4**	**2,108.9**	**2,048.7**
Corporate	19.2	13.2	19.3	14.2	17.3	20.0	(24.1)	(26.9)
Total Closed Blocks	38.2	40.5	38.9	53.4	48.9	53.8	75.6	62.0
Total operating revenues	**2,095.6**	**2,076.7**	**2,079.0**	**2,155.1**	**1,999.1**	**2,133.2**	**2,160.4**	**2,083.8**
Adjustments:								
Closed Block Variable Annuity	68.1	42.5	798.2	(978.8)	(1,278.8)	1,562.6	440.5	70.6
Net investment gains (losses) and related charges and adjustments	49.5	253.4	197.2	103.3	84.8	(28.2)	106.2	56.4
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(29.5)	43.8	(56.5)	125.3	(130.9)	(224.9)	(44.0)	0.8
Loss related to businesses exited through reinsurance or divestment	1.1	27.7	28.3	7.5	14.5	70.3	26.6	4.7
Income (loss) attributable to non-controlling interests	(34.0)	63.7	262.8	21.3	119.4	53.6	244.3	(18.2)
Other adjustments to operating revenue*	53.0	56.5	52.9	51.6	52.5	56.0	55.4	48.1
Total revenue	**2,203.8**	**2,564.3**	**3,361.9**	**1,485.3**	**860.6**	**3,622.6**	**2,989.4**	**2,246.2**

* Other adjustments to operating revenue includes:
Revenues related to businesses exited through reinsurance or divestment; revenues attributable to non-controlling interests; and other adjustments to operating revenues primarily including fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

Page 64 of 69

ING U.S.
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Investment spread and other investment income:								
Net investment income and net realized gains (losses)								
Retirement	380.1	384.5	347.2	388.1	312.9	367.9	401.4	353.7
Annuities	298.4	291.7	304.2	329.0	303.0	331.5	348.2	339.2
Investment Management	5.6	17.3	13.3	5.4	(9.3)	1.0	10.9	6.2
Individual Life	213.1	229.7	224.0	247.0	219.6	240.3	248.4	241.7
Employee Benefits	27.0	30.0	25.6	31.7	24.0	34.0	35.0	31.3
Total net investment income and net realized gains (losses)	**924.2**	**953.2**	**914.3**	**1,001.2**	**850.2**	**974.7**	**1,043.9**	**972.1**
Total Ongoing Business	**924.2**	**953.2**	**914.3**	**1,001.2**	**850.2**	**974.7**	**1,043.9**	**972.1**
Adjustments:								
Interest credited	(567.1)	(565.0)	(575.9)	(590.0)	(618.1)	(616.8)	(611.1)	(608.0)
Other	(14.7)	(16.4)	(9.4)	(25.4)	(19.5)	1.6	(6.0)	(21.4)
Total adjustments	**(581.8)**	**(581.4)**	**(585.3)**	**(615.4)**	**(637.6)**	**(615.2)**	**(617.1)**	**(629.4)**
Ongoing investment spread and other investment income	**342.4**	**371.8**	**329.0**	**385.8**	**212.6**	**359.5**	**426.8**	**342.7**
Fee based margin:								
Fee income								
Retirement	182.7	181.6	173.6	177.1	169.7	176.1	184.4	183.3
Annuities	10.4	9.5	8.2	7.4	7.4	9.4	7.3	5.7
Investment Management	122.6	120.1	114.1	117.9	117.0	115.9	119.3	117.1
Individual Life	282.0	262.4	288.0	283.3	292.2	300.7	273.4	272.9
Employee Benefits	15.9	15.7	15.5	15.4	15.3	15.6	15.5	15.4
Total Fee Income	**613.6**	**589.3**	**599.4**	**601.1**	**601.6**	**617.7**	**599.9**	**594.4**
Other revenue								
Retirement	6.8	15.5	15.1	14.7	15.5	14.9	17.9	19.6
Annuities	2.3	2.4	4.6	3.0	1.1	3.7	5.0	5.8
Investment Management	14.3	4.8	2.8	7.3	2.4	5.6	0.5	5.3
Individual Life	7.4	6.4	10.5	2.3	9.1	5.0	10.2	10.6
Employee Benefits	(0.9)	(1.0)	0.4	(2.2)	4.8	(0.4)	(7.0)	(0.7)
Total other revenue	**29.9**	**28.1**	**33.4**	**25.1**	**32.9**	**28.8**	**26.6**	**40.6**
Total Ongoing Business	**643.5**	**617.4**	**632.8**	**626.2**	**634.5**	**646.5**	**626.5**	**635.0**
Adjustments:								
Surrender fees and MVA charges	2.8	(5.3)	(13.0)	(7.2)	(9.6)	(8.6)	(8.8)	(8.8)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(291.0)	(273.8)	(292.5)	(292.4)	(300.3)	(290.4)	(279.8)	(280.8)
Other	(5.3)	(2.3)	(6.5)	4.1	(9.7)	(24.7)	(7.6)	(15.4)
Total adjustments	**(293.5)**	**(281.4)**	**(312.0)**	**(295.5)**	**(319.6)**	**(323.7)**	**(296.2)**	**(305.0)**
Ongoing fee based margin	**350.0**	**336.0**	**320.8**	**330.7**	**314.9**	**322.8**	**330.3**	**330.0**

Page 65 of 69

ING U.S.
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Net underwriting gain (loss) and other revenue:								
Premiums								
Retirement	0.9	0.5	3.0	0.5	0.2	0.5	3.1	4.3
Annuities	6.3	6.1	11.7	11.8	6.8	10.6	7.0	9.7
Investment Management	-	-	-	-	-	-	-	-
Individual Life	191.7	180.0	186.7	179.4	180.7	164.9	163.2	152.1
Employee Benefits	271.6	265.8	272.3	268.4	260.5	262.2	265.2	275.5
Total premiums	**470.5**	**452.4**	**473.7**	**460.1**	**448.2**	**438.2**	**438.5**	**441.6**
Interest credited and other policyholder benefits								
Retirement	(212.9)	(210.5)	(210.4)	(208.4)	(213.2)	(208.5)	(204.3)	(200.2)
Annuities	(192.3)	(200.3)	(219.6)	(241.9)	(221.2)	(244.7)	(244.1)	(268.0)
Investment Management	-	-	-	-	-	-	-	-
Individual Life	(489.1)	(509.5)	(531.0)	(504.8)	(453.1)	(464.2)	(473.7)	(464.1)
Employee Benefits	(220.9)	(214.0)	(223.2)	(234.0)	(221.2)	(232.5)	(220.0)	(244.0)
Total interest credited and other policyholder benefits	**(1,115.2)**	**(1,134.3)**	**(1,184.2)**	**(1,189.1)**	**(1,108.7)**	**(1,149.9)**	**(1,142.1)**	**(1,176.3)**
Total Ongoing Business	**(644.7)**	**(681.9)**	**(710.5)**	**(729.0)**	**(660.5)**	**(711.7)**	**(703.6)**	**(734.7)**
Adjustments:								
Interest credited	567.1	565.0	575.9	590.0	618.1	616.8	611.1	608.0
Surrender fees and MVA charges	(2.8)	5.3	13.0	7.2	9.6	8.6	8.8	8.8
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	293.9	295.2	292.5	291.0	284.4	294.8	280.8	276.9
Sales inducements amortization and unlocking	11.7	11.3	11.0	15.7	(21.0)	7.7	6.0	8.4
FAS 113 and SOP 03-1 amortization and unlocking	2.3	18.6	-	2.8	(53.1)	(3.6)	5.1	2.4
Other	(5.4)	0.6	(3.3)	2.3	18.9	(8.6)	17.5	29.5
Total adjustments	**866.8**	**896.0**	**889.1**	**909.0**	**856.9**	**915.7**	**929.3**	**934.0**
Ongoing net underwriting gain (loss) and other revenue	**222.1**	**214.1**	**178.6**	**180.0**	**196.4**	**204.0**	**225.7**	**199.3**

Page 66 of 69

ING U.S.
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Administrative expenses and trail commissions:								
Operating and interest expense								
Retirement	(204.7)	(199.1)	(208.0)	(214.3)	(214.5)	(202.6)	(215.6)	(213.5)
Annuities	(30.4)	(32.2)	(31.3)	(31.3)	(32.0)	(33.0)	(31.8)	(30.5)
Investment Management	(111.3)	(103.1)	(99.0)	(97.6)	(97.0)	(99.8)	(104.3)	(103.3)
Individual Life	(102.8)	(99.2)	(97.4)	(101.6)	(93.0)	(83.0)	(88.3)	(87.4)
Employee Benefits	(60.7)	(56.7)	(57.6)	(61.2)	(56.9)	(57.2)	(54.5)	(60.7)
Total administrative expenses and trail commissions	**(509.9)**	**(490.3)**	**(493.3)**	**(506.0)**	**(493.4)**	**(475.6)**	**(494.5)**	**(495.4)**
Total Ongoing Business	**(509.9)**	**(490.3)**	**(493.3)**	**(506.0)**	**(493.4)**	**(475.6)**	**(494.5)**	**(495.4)**
Adjustments:								
Other	24.6	18.4	19.1	19.2	14.2	6.4	6.8	7.0
Total adjustments	**24.6**	**18.4**	**19.1**	**19.2**	**14.2**	**6.4**	**6.8**	**7.0**
Ongoing administrative expenses and trail commissions	**(485.3)**	**(471.9)**	**(474.2)**	**(486.8)**	**(479.2)**	**(469.2)**	**(487.7)**	**(488.4)**
DAC/VOBA and other intangibles amortization and unlocking:								
Net amortization of DAC/VOBA								
Retirement	(44.7)	(27.1)	(49.4)	(33.8)	(0.6)	(50.5)	(38.3)	(21.7)
Annuities	(88.4)	(44.6)	(50.9)	(41.6)	134.7	7.0	(27.7)	(22.5)
Investment Management	-	-	-	-	-	-	-	-
Individual Life	(47.7)	(16.6)	(47.4)	(50.6)	(116.8)	(79.6)	(52.3)	(50.2)
Employee Benefits	(3.4)	(3.7)	(3.9)	(2.5)	(5.5)	(3.6)	(3.3)	(3.5)
Total net amortization of DAC/VOBA	**(184.2)**	**(92.0)**	**(151.6)**	**(128.5)**	**11.8**	**(126.7)**	**(121.6)**	**(97.9)**
Total Ongoing Business	**(184.2)**	**(92.0)**	**(151.6)**	**(128.5)**	**11.8**	**(126.7)**	**(121.6)**	**(97.9)**
Adjustments								
Sales inducements amortization and unlocking	(11.7)	(11.3)	(11.0)	(15.7)	21.0	(7.7)	(6.0)	(8.4)
FAS 113 and SOP 03-1 amortization and unlocking	(2.3)	(18.6)	-	(2.8)	53.1	3.6	(5.1)	(2.4)
Unearned revenue reserve amortization and unlocking	(2.9)	(21.4)	-	1.4	15.9	(4.4)	(1.0)	3.9
Other	0.8	(0.3)	0.1	(0.2)	(3.9)	25.3	(10.7)	0.3
Total adjustments	**(16.1)**	**(51.6)**	**(10.9)**	**(17.3)**	**86.1**	**16.8**	**(22.8)**	**(6.6)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(200.3)**	**(143.6)**	**(162.5)**	**(145.8)**	**97.9**	**(109.9)**	**(144.4)**	**(104.5)**

Page 67 of 69

ING U.S.

Fixed Maturity Securities - Hannover Life Re Modco Reinsurance

(in millions USD)

Total investments, after consolidation (See Portfolio Composition page), include the following amounts related to business sold to Hannover Re through Modco reinsurance, in which the risk associated with these policies has been transferred to Hannover Life Re:

	Balances as of							
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Fixed Maturity Securities - Hannover Life Re Modco Reinsurance								
Security Sector								
U.S. Government agencies and authorities	41.9	19.7	19.5	22.3	14.5	17.5	19.2	22.8
U.S. Corporate - Public	798.7	818.2	812.3	818.3	824.4	839.8	714.8	705.1
Foreign Government / Agency	2.0	2.8	2.8	2.8	2.8	2.7	2.7	10.3
Foreign Corporate - Public	144.2	129.2	121.1	121.2	118.8	118.6	95.8	95.7
State, municipalities and political subdivisions	119.4	119.8	118.8	116.0	114.1	114.5	101.4	99.5
Residential mortgaged-backed securities:								
Agency	133.4	139.4	145.0	175.0	181.3	187.4	187.5	238.2
Non - Agency	2.2	2.5	2.8	3.0	8.3	8.8	9.0	10.2
Total Residential mortgage-backed securities	**135.6**	**141.9**	**147.8**	**178.0**	**189.6**	**196.2**	**196.5**	**248.4**
Commercial mortgage-backed securities	114.7	121.2	124.4	127.6	127.0	126.1	128.9	130.3
Other asset-backed securities	25.8	27.7	28.3	35.5	48.9	50.2	50.7	69.5
Total fixed maturities, including securities pledged	**1,382.3**	**1,380.5**	**1,375.0**	**1,421.7**	**1,440.1**	**1,465.6**	**1,310.0**	**1,381.6**

Page 68 of 69

ING U.S.
Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
ING Life Insurance and Annuity Company	A	A-	A-	A3
ING USA Annuity & Life Insurance Company	A	A-	A-	A3
Midwestern United Life Insurance Company	A-	NR	A-	NR
ReliaStar Life Insurance Company	A	A-	A-	A3
ReliaStar Life Insurance Company of New York	A	A-	A-	A3
Security Life of Denver Insurance Company	A	A-	A-	A3
Credit Ratings				
ING U.S., Inc.				
Long-Term Issuer Credit	bbb	BBB	BBB-	Baa3
Long-Term Senior Unsecured Debt	bbb	BBB-	BBB-	Baa3
Commercial Paper	NR	F2	A-2	P-2
Lion Connecticut Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB-	Baa3

Investor Information

Corporate Offices:

ING U.S.
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Dana Ripley
770-980-4865
Dana.Ripley@us.ing.com

Web Site:
investors.ing.us

Investor Contact:

Darin Arita
212-309-8999
IR@us.ing.com

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